UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:          811-08979

Victory Variable Insurance Funds

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)
Trustees' and Officers' Information	37
Proxy Voting and Portfolio Holdings Information	40
Expense Example	40
Advisory Contract Renewal	41
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

As we end one of the most turbulent years in economic history, markets remain near all-time highs, driven by unprecedented levels of monetary and fiscal stimulus. The U.S. economy experienced its single largest economic loss in the nation's history, contracting by 31.4% during the second quarter of 2020. The dramatic second-quarter collapse in economic activity has been followed by consecutive quarters of robust economic growth. Specifically, third-quarter U.S. gross domestic product ("GDP") rebounded by a robust 33.4%, and the Atlanta Fed's GDPNow forecasting model predicts fourth-quarter growth to print around 8.6%. While the GDPNow forecast will likely vary from the final U.S. GDP growth figure, what we can take away from the estimate is that the recovery has been quicker than anticipated.

Despite a better-than-expected economic recovery, much has hinged on the overwhelming amount of fiscal and monetary stimulus injected into the economy. Since March, the U.S. Federal Reserve (the "Fed") has provided trillions in monetary stimulus. Monetary policy has helped stabilize and buoy financial markets, but it is the fiscal stimulus that has supported the rebound in actual economic activity. The U.S. Congress has passed three rounds of fiscal stimulus since March totaling an additional $4 trillion, which is equivalent to nearly 20% of U.S. GDP in 2019.

It is difficult to estimate the long-term consequences of unprecedented fiscal and monetary stimulus. The Fed, U.S. Treasury, and U.S. Congress are embarking upon a grand experiment in Modern Monetary Theory ("MMT"), where massive fiscal deficits purportedly do not matter for countries that control their own currency. In the short run, we believe monetary and fiscal stimulus is likely to be supportive of economic growth and market valuations. We worry that early success with MMT may lead to long-term unintended economic consequences later in the decade.

We remain concerned about the possible long-term inflationary effects of continued MMT, but thus far the Fed's preferred measure of inflation, Core PCE, remains below their long-term 2% objective. Furthermore, the Fed seems intent on anchoring front-end interest rates near zero for the foreseeable future in order to meet, or exceed, their target. As a result, we do not expect much movement in short-term interest rates; however, we remain concerned about the impact continued stimulus combined with the Fed's newly announced inflation-targeting policy could have on intermediate- and long-end interest rates. These concerns are motivating us to position accounts relatively short duration versus benchmarks going into 2021.

How did Victory INCORE Investment Quality Bond VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal. The Fund returned 8.35% for the year ended December 31, 2020, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 7.51% during the reporting period.

5

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

Managers' Commentary (continued)

What strategies did you employ during the reporting period?

The Fund came into 2020 overweight agency mortgages and relatively light corporate credit exposure, with only a modest overweight to 0-3-year BBB corporate credit. During the late part of the first quarter and beginning part of the second quarter, during the worst of the market rout, we moved to a large overweight position in corporate credit across the curve. We maintained this corporate credit overweight as we ended the year. The Fund greatly benefited from this positioning during the year.

We believe that with yields on short- and intermediate-term U.S. Treasurys near historic lows, investors have no other reasonable alternative but to invest in high-quality corporate and consumer credit. We do not believe investors are receiving enough yield or duration benefit from owning U.S. Treasurys at current levels. As a result, we added a significant overweight to corporate credit at discounted valuations late in the first quarter and beginning part of the second quarter. We maintained this overweight at year-end and continue to selectively add high-grade corporates across the curve as opportunities present themselves. This positioning has been additive to performance over the year, helping the Fund outpace the Index for 2020.

As we enter a new year, we believe massive monetary and fiscal stimulus will continue to buoy markets as both the incoming Biden administration and the Fed seem interested in continuing the MMT experiment in the near term. However, it is likely to be a volatile and uncertain time as the long-term effects of MMT are unknown. The key attributes we strive for when positioning client portfolios for an uncertain outlook are quality, balance and diversification. We believe we are well positioned across our portfolios for this uncertain environment, and we believe being overweight credit and underweight duration versus the Index should be additive to performance as we enter the coming year.

6

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	5/1/83
	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	8.35%	7.51%
Five Year	4.62%	4.44%
Ten Year	4.05%	3.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory INCORE Investment Quality Bond VIP Series seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Principal Amount	Value
Asset-Backed Securities (0.7%)
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 10/18/22 @ 100 (a)	$1,000,000	$1,015,707
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07%, 1/17/23, Callable 8/15/23 @ 100 (a)	703,357	706,472
Synchrony Credit Card Master Note Trust, Series 2018-1, Class A, 2.97%, 3/15/24	2,585,000	2,598,137
Total Asset-Backed Securities (Cost $4,295,484)		4,320,316
Collateralized Mortgage Obligations (1.0%)
BANK, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100	2,590,000	2,782,688
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 2/15/53	2,241,000	2,458,259
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a) (b)	612,623	613,456
Total Collateralized Mortgage Obligations (Cost $5,679,363)		5,854,403
Preferred Stocks (2.0%)
Financials (0.7%):
AMG Capital Trust II, 10/15/37, 5.15%	4,925	239,035
Bank of America Corp., Series L, 7.25% (c)	835	1,268,014
KKR & Co., Inc., Series C, 9/15/23, 6.00%	17,202	1,036,936
Wells Fargo & Co., Series L, 7.50% (c)	995	1,510,311
		4,054,296
Health Care (0.2%):
Danaher Corp., Series B, 4/15/23, 5.00% (d)	845	1,099,430
Industrials (0.2%):
Stanley Black & Decker, Inc., 11/15/22, 5.25%	12,450	1,392,408
Utilities (0.9%):
American Electric Power Co., Inc., 8/15/23, 6.13%	4,515	228,594
CenterPoint Energy, Inc., 4.57%, 9/15/29 (f)	8,930	553,124
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	13,435	1,347,933
DTE Energy Co., 11/1/22, 6.25%	17,918	862,573
NextEra Energy, Inc., 3/1/23, 5.28%	23,325	1,185,843
The Southern Co., Series 2019, 8/1/22, 6.75%	20,905	1,084,970
		5,263,037
Total Preferred Stocks (Cost $11,485,992)		11,809,171
Corporate Bonds (52.9%)
Communication Services (2.3%):
Alphabet, Inc., 2.05%, 8/15/50, Callable 2/15/50 @ 100	1,446,000	1,378,269
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	1,140,000	1,331,987
1.65%, 2/1/28, Callable 12/1/27 @ 100	919,000	939,310
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	2,433,000	3,142,171

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
CenturyLink, Inc., 6.75%, 12/1/23	$962,000	$1,070,533
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100	1,346,000	1,581,186
2.80%, 1/15/51, Callable 7/15/50 @ 100	1,016,000	1,058,205
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (b)	1,190,000	1,266,541
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	1,262,000	1,422,413
3.38%, 2/15/25 (a)	1,017,000	1,129,287
		14,319,902
Consumer Discretionary (5.7%):
Booking Holdings, Inc. 0.90%, 9/15/21	245,000	283,962
0.75%, 5/1/25 (b) (d)	840,000	1,220,358
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100	5,960,000	6,360,571
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	923,000	994,920
Expedia Group, Inc., 3.60%, 12/15/23, Callable 11/15/23 @ 100 (b) (d)	1,712,000	1,827,303
General Motors Co., 4.88%, 10/2/23 (a)	1,976,000	2,193,735
Hasbro, Inc., 2.60%, 11/19/22	2,412,000	2,499,724
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	936,000	1,026,764
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	1,115,000	1,178,756
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	994,000	1,086,094
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100	1,781,000	2,101,117
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	2,784,000	2,976,541
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	2,026,000	2,627,499
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	2,375,000	2,498,168
3.00%, 5/15/30, Callable 11/15/29 @ 100	2,303,000	2,511,030
Ross Stores, Inc. 3.38%, 9/15/24, Callable 6/15/24 @ 100	1,220,000	1,309,792
0.88%, 4/15/26, Callable 3/15/26 @ 100	1,552,000	1,550,246
		34,246,580
Consumer Staples (3.1%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	1,731,000	2,008,029
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100	1,436,000	1,771,464
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (a)	620,000	638,420
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100 (d)	1,000,000	1,318,050
Hormel Foods Corp., 1.80%, 6/11/30, Callable 3/11/30 @ 100	2,863,000	2,960,142
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (a)	3,070,000	3,336,138
Molson Coors Beverage Co., 4.20%, 7/15/46, Callable 1/15/46 @ 100	793,000	907,248
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	2,328,597
The Coca-Cola Co., 2.95%, 3/25/25 (d)	2,270,000	2,503,106
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	691,000	989,270
		18,760,464

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Energy (3.7%):
Chevron USA, Inc., 1.02%, 8/12/27, Callable 6/12/27 @ 100	$2,732,000	$2,735,852
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	2,084,000	2,147,687
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100	1,196,000	1,624,168
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	2,186,000	2,293,529
HollyFrontier Corp., 2.63%, 10/1/23	2,069,000	2,114,766
Phillips 66 Partners LP, 4.90%, 10/1/46, Callable 4/1/46 @ 100	1,508,000	1,695,369
Pioneer Natural Resources Co. 0.25%, 5/15/25 (b)	940,000	1,248,967
1.90%, 8/15/30, Callable 5/15/30 @ 100	1,976,000	1,958,967
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a)	2,215,000	2,288,915
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	910,000	1,024,059
6.63%, 6/15/37	2,520,000	3,341,899
		22,474,178
Financials (13.5%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	2,450,000	2,709,210
4.75%, 1/15/49, Callable 7/15/48 @ 100	341,000	475,828
Alleghany Corp. 3.63%, 5/15/30, Callable 2/15/30 @ 100	965,000	1,092,187
4.90%, 9/15/44, Callable 3/15/44 @ 100	1,648,000	2,125,706
Ares Capital Corp., 4.63%, 3/1/24	1,370,000	1,441,925
Bank of America Corp. 2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	3,500,000	3,562,790
4.20%, 8/26/24, MTN (a)	1,400,000	1,569,078
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	1,775,000	1,987,769
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	1,935,000	2,126,759
Cincinnati Financial Corp., 6.13%, 11/1/34	1,795,000	2,508,872
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	3,443,000	3,545,154
3.88%, 3/26/25	929,000	1,040,062
4.60%, 3/9/26 (a)	873,000	1,023,811
4.45%, 9/29/27 (a)	1,000,000	1,181,090
3.88% (LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (e)	813,000	973,259
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,165,000	1,198,773
3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	5,053,000	5,509,841
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	2,510,000	2,634,169
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	966,000	1,040,218
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100	2,094,000	2,126,666
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	3,400,000	3,774,918
5.60%, 7/15/41	980,000	1,475,762
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (b)	1,015,000	1,088,588

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Morgan Stanley 4.88%, 11/1/22 (a)	$2,718,000	$2,929,922
3.75%, 2/25/23 (a)	3,000,000	3,215,850
3.13%, 7/27/26, MTN	5,500,000	6,148,615
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	895,000	965,285
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100	3,110,000	3,502,700
The Goldman Sachs Group, Inc., 5.75%, 1/24/22 (a)	2,750,000	2,905,953
Truist Financial Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	3,550,000	3,651,140
Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	1,713,000	1,929,523
Wachovia Corp., 5.50%, 8/1/35 (a)	1,000,000	1,345,680
Wells Fargo & Co. 4.30%, 7/22/27, MTN	3,553,000	4,166,674
4.90%, 11/17/45 (a)	890,000	1,184,626
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	2,000,000	2,101,780
		80,260,183
Health Care (6.3%):
AbbVie, Inc. 3.85%, 6/15/24, Callable 3/15/24 @ 100	3,000,000	3,304,050
3.20%, 11/21/29, Callable 8/21/29 @ 100	2,580,000	2,906,112
4.45%, 5/14/46, Callable 11/14/45 @ 100	1,203,000	1,531,383
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	1,825,000	2,308,954
Anthem, Inc. 2.38%, 1/15/25, Callable 12/15/24 @ 100	1,278,000	1,365,952
2.75%, 10/15/42	295,000	1,321,571
Baxter International, Inc., 3.50%, 8/15/46, Callable 2/15/46 @ 100	862,000	982,223
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100	4,580,000	5,324,113
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	1,410,000	1,500,734
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	6,150,000	6,313,282
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	1,716,000	1,992,190
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (b)	2,186,000	2,230,004
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (a)	1,234,000	1,290,209
Illumina, Inc. 0.50%, 6/15/21	570,000	832,983
8/15/23 (d)	465,000	524,104
Merck & Co., Inc., 2.45%, 6/24/50, Callable 12/24/49 @ 100	1,063,000	1,101,002
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	1,153,000	1,116,600
Teladoc Health, Inc., 1.25%, 6/1/27 (b)	500,000	598,852
Universal Health Services, Inc., 2.65%, 10/15/30, Callable 7/15/30 @ 100 (b)	854,000	886,990
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (b)	730,000	775,267
		38,206,575
Industrials (5.0%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	2,036,000	2,065,238
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	1,356,000	1,455,178
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100	1,635,000	1,880,430
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	2,465,000	2,522,114
Fortive Corp., 0.88%, 2/15/22	1,355,000	1,393,867

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	$3,720,000	$4,172,240
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	1,190,000	1,295,482
PACCAR Financial Corp., 0.80%, 6/8/23, MTN	1,785,000	1,804,010
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100	1,270,000	1,479,004
6.25%, 12/1/37	1,151,000	1,675,568
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100 (a)	2,989,000	3,287,541
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	1,094,000	1,133,296
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	1,100,000	1,415,227
Southwest Airlines Co., 1.25%, 5/1/25	830,000	1,205,575
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	2,603,000	3,050,872
		29,835,642
Information Technology (6.3%):
Akamai Technologies, Inc., 0.13%, 5/1/25	695,000	860,164
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	974,000	1,390,210
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a) (d)	1,448,000	1,482,028
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (a) (d)	3,175,000	3,434,461
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	1,300,000	1,581,086
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (d)	2,969,000	3,332,969
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100	1,020,000	1,153,018
Intel Corp., 3.40%, 3/25/25, Callable 2/25/25 @ 100 (d)	1,991,000	2,211,643
Micron Technology, Inc. 4.19%, 2/15/27, Callable 12/15/26 @ 100	1,116,000	1,306,021
5.33%, 2/6/29, Callable 11/6/28 @ 100	3,400,000	4,257,888
3.13%, 5/1/32, Callable 5/4/21 @ 100 (f)	150,000	1,128,803
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (b)	729,000	783,128
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	1,345,000	1,404,933
Novellus Systems, Inc., 2.63%, 5/15/41	26,000	382,822
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	1,230,000	1,244,883
PayPal Holdings, Inc., 1.65%, 6/1/25, Callable 5/1/25 @ 100	3,282,000	3,432,448
ServiceNow, Inc., 6/1/22	43,000	175,291
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	1,299,000	1,739,569
Visa, Inc., 2.00%, 8/15/50, Callable 2/15/50 @ 100	2,488,000	2,366,685
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100	3,174,000	3,293,787
Western Digital Corp., 1.50%, 2/1/24	1,190,000	1,182,796
		38,144,633
Materials (1.3%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (a)	1,870,000	2,007,520
Domtar Corp., 6.75%, 2/15/44, Callable 8/15/43 @ 100	1,465,000	1,848,229
Nucor Corp., 2.00%, 6/1/25, Callable 5/1/25 @ 100	1,265,000	1,337,965
Steel Dynamics, Inc. 2.40%, 6/15/25, Callable 5/15/25 @ 100	392,000	417,331
1.65%, 10/15/27, Callable 8/15/27 @ 100	855,000	878,735
3.25%, 10/15/50, Callable 4/15/50 @ 100	1,511,000	1,570,307
		8,060,087

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Real Estate (2.9%):
Duke Realty LP, 3.05%, 3/1/50, Callable 9/1/49 @ 100	$1,407,000	$1,527,833
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100	5,523,000	5,750,106
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (b)	910,000	984,866
Physicians Realty LP, 3.95%, 1/15/28, Callable 10/15/27 @ 100	1,180,000	1,269,597
Piedmont Operating Partnership LP, 3.15%, 8/15/30, Callable 5/15/30 @ 100	1,167,000	1,182,568
Regency Centers LP, 4.65%, 3/15/49, Callable 9/15/48 @ 100	605,000	720,083
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	3,006,000	3,087,102
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,230,000	1,374,808
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	1,570,000	1,595,544
		17,492,507
Utilities (2.8%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100	1,910,000	1,925,452
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	1,800,000	1,981,620
Consolidated Edison, Inc., 6.30%, 8/15/37	1,870,000	2,717,671
Nevada Power Co., 6.65%, 4/1/36 (a) (d)	600,000	908,280
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (a)	2,765,000	2,894,872
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	1,546,000	2,063,044
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,567,205
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (b)	2,579,000	2,839,814
		16,897,958
Total Corporate Bonds (Cost $297,628,317)		318,698,709
Residential Mortgage-Backed Securities (0.3%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.97%, 10/25/33, Callable 1/25/21 @ 100 (a) (g)	787,081	787,081
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.47% (LIBOR01M+132bps), 10/25/32, Callable 1/25/21 @ 100 (e)	701,320	703,253
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 12/25/22 @ 100 (a) (b) (g)	428,864	430,587
Total Residential Mortgage-Backed Securities (Cost $1,917,594)		1,920,921
Yankee Dollars (9.2%)
Communication Services (0.9%):
Vodafone Group PLC 3.75%, 1/16/24	2,537,000	2,773,498
5.25%, 5/30/48	1,718,000	2,385,306
		5,158,804

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Consumer Discretionary (0.9%):
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	$4,305,000	$4,713,544
Consumer Staples (3.1%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)	5,438,000	5,964,833
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (b)	5,337,000	5,597,606
Suntory Holdings Ltd. 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (b)	4,966,000	5,105,992
2.25%, 10/16/24, Callable 9/16/24 @ 100 (b)	1,600,000	1,667,728
		18,336,159
Energy (0.9%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,255,000	1,312,981
Ecopetrol SA, 5.88%, 9/18/23 (a)	2,780,000	3,106,622
Statoil ASA, 3.95%, 5/15/43 (d)	930,000	1,131,150
		5,550,753
Financials (2.0%):
Barclays Bank PLC 2/4/25 (a)	635,000	798,621
2/18/25	545,000	603,342
Enel Finance International NV, 2.88%, 5/25/22 (a) (b)	3,685,000	3,803,252
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (b)	1,720,000	2,402,547
4.20%, 5/13/50, Callable 11/13/49 @ 100 (b)	365,000	448,012
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (b) (d)	2,500,000	2,735,300
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100	1,431,000	1,556,499
		12,347,573
Industrials (0.5%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	1,250,000	1,494,325
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	1,525,000	1,799,896
		3,294,221
Materials (0.5%):
Fresnillo PLC, 4.25%, 10/2/50, Callable 4/2/50 @ 100 (b)	800,000	879,584
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	1,415,000	1,598,271
5.20%, 11/2/40	723,000	1,054,850
		3,532,705
Utilities (0.4%):
Iberdrola International BV 6.75%, 9/15/33	373,000	503,897
6.75%, 7/15/36	1,151,000	1,755,137
		2,259,034
Total Yankee Dollars (Cost $51,716,410)		55,192,793

See notes to financial statements.

15

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
U.S. Government Mortgage-Backed Agencies (25.8%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (a)	$1,495,763	$1,700,154
Series 4763, Class VC, 4.00%, 4/15/29	511,251	532,276
Series 4395, Class PA, 2.50%, 4/15/37 – 7/1/50 (a)	4,626,588	4,878,757
7.00%, 9/1/38 (a)	31,141	38,136
Series 4290, Class CA, 3.50%, 12/15/38 – 12/15/48 (a)	11,671,219	12,409,848
4.50%, 1/1/41 – 12/1/45 (a)	5,771,622	6,448,443
Series 4444, Class CH, 3.00%, 1/15/41 (a)	131,324	132,966
Series 4049, Class AB, 2.75%, 12/15/41 (a)	680,249	696,224
Series 4494, Class JA, 3.75%, 5/15/42 (a)	3,661,668	3,801,174
		30,637,978
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	2,108,254	2,453,419
5.00%, 4/1/23 – 12/1/39 (a)	889,699	1,014,645
7.50%, 12/1/29 (a)	32,863	38,674
8.00%, 1/1/30 – 9/1/30 (a)	15,714	18,627
7.00%, 2/1/32 – 6/1/32 (a)	29,822	36,200
2.16% (LIBOR12M+166bps), 12/1/36 (a) (e)	93,811	95,507
5.50%, 1/1/38 – 2/1/39 (a)	560,623	655,291
4.50%, 12/1/38 – 5/1/50 (a)	6,082,458	6,586,532
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (a)	13,085,823	13,738,228
3.50%, 8/1/39 – 12/25/50 (a)	24,841,839	26,202,520
3.00%, 6/1/40 – 2/25/49 (a)	43,541,533	46,123,720
4.00%, 11/1/43 – 6/1/49 (a)	19,470,627	21,482,228
		118,445,591
Government National Mortgage Association 6.00%, 10/15/32 (a)	65,956	75,985
Series 2014-42, Class AD, 2.50%, 7/16/41	289,896	297,176
3.00%, 8/20/50	5,915,010	6,206,294
		6,579,455
Multi-family (0.0%): (h)
Collateralized Mortgage Obligations (0.0%):
Government National Mortgage Association 6.00%, 12/15/33 (a)	23,979	27,901
Total U.S. Government Mortgage-Backed Agencies (Cost $151,071,373)		155,690,925
U.S. Treasury Obligations (5.1%)
U.S. Treasury Bonds, 1.25%, 5/15/50	10,690,000	9,702,845
U.S. Treasury Notes 2.00%, 8/15/25 (a)	8,160,000	8,790,488
0.25%, 8/31/25	8,681,000	8,651,837
0.63%, 5/15/30 (a)	3,407,000	3,331,407
Total U.S. Treasury Obligations (Cost $30,978,633)		30,476,577

See notes to financial statements.

16

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (1.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (i)	120,705	$120,705
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (i)	4,146,922	4,146,922
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (i)	60,238	60,238
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (i)	480,317	480,317
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (i)	2,159,599	2,159,599
Total Collateral for Securities Loaned (Cost $6,967,781)		6,967,781
Total Investments (Cost $561,740,947) — 98.2%		590,931,596
Other assets in excess of liabilities — 1.8%		10,790,672
NET ASSETS — 100.00%		$601,722,268

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $46,532,873 and amounted to 7.7% of net assets.

(c)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(d)  All or a portion of this security is on loan.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(f)  Continuously callable with 30 days' notice.

(g)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2020.

(h)  Amount represents less than 0.05% of net assets.

(i)  Rate disclosed is the daily yield on December 31, 2020.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

17

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Futures	250	3/31/21	$31,474,271	$31,541,016	$66,745
Ultra Long Term U.S. Treasury Bond Futures	62	3/22/21	13,393,105	13,240,875	(152,230)
					$(85,485)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	55	3/22/21	$7,597,935	$7,594,297	$3,638
	Total unrealized appreciation				$70,383
	Total unrealized depreciation				(152,230)
	Total net unrealized appreciation (depreciation)				$(81,847)

See notes to financial statements.

18

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory INCORE Investment Quality Bond VIP Series
ASSETS:
Investments, at value (Cost $561,740,947)	$590,931,596	(a)
Cash and cash equivalents	8,144,461
Deposit with brokers for futures contracts	4,178,647
Deposit with brokers for swap agreements	3,604,703
Receivables:
Interest and dividends	3,729,660
Capital shares issued	292,509
Investments sold	29,030
Variation margin on open futures contracts	58,219
From Adviser	180,600
Prepaid expenses	8,982
Total Assets	611,158,407
LIABILITIES:
Payables:
Collateral received on loaned securities	6,967,781
Investments purchased	1,971,627
Capital shares redeemed	56,567
Variation margin on open futures contracts	6,016
Accrued expenses and other payables:
Investment advisory fees	254,057
Administration fees	31,070
Custodian fees	5,646
Transfer agent fees	68,559
Compliance fees	416
Trustees' fees	103
Other accrued expenses	74,297
Total Liabilities	9,436,139
NET ASSETS:
Capital	546,278,963
Total accumulated earnings/(loss)	55,443,305
Net Assets	$601,722,268
Shares (unlimited shares authorized with a par value of $0.001 per share):	45,734,843
Net asset value:	$13.16

(a)  Includes $6,795,504 of securities on loan.

See notes to financial statements.

19

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory INCORE Investment Quality Bond VIP Series
Investment Income:
Dividends	$208,613
Interest	14,526,688
Securities lending (net of fees)	18,115
Total Income	14,753,416
Expenses:
Investment advisory fees	2,954,910
Administration fees	359,844
Sub-Administration fees	14,167
Custodian fees	31,400
Transfer agent fees	802,513
Trustees' fees	47,675
Compliance fees	5,208
Legal and audit fees	72,753
Other expenses	116,144
Total Expenses	4,404,614
Expenses waived/reimbursed by Adviser	(1,095,262)
Net Expenses	3,309,352
Net Investment Income (Loss)	11,444,064
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	18,270,580
Net realized gains (losses) from futures contracts	4,513,206
Net realized gains (losses) from swap agreements	(1,989,636)
Net change in unrealized appreciation/depreciation on investment securities	15,023,649
Net change in unrealized appreciation/depreciation on futures contracts	81,744
Net change in unrealized appreciation/depreciation on swap agreements	(281,897)
Net realized/unrealized gains (losses) on investments	35,617,646
Change in net assets resulting from operations	$47,061,710

See notes to financial statements.

20

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$11,444,064	$15,495,740
Net realized gains (losses) from investments	20,794,150	8,472,865
Net change in unrealized appreciation/depreciation on investments	14,823,496	23,179,343
Change in net assets resulting from operations	47,061,710	47,147,948
Change in net assets resulting from distributions to shareholders	(17,475,430)	(17,229,625)
Change in net assets resulting from capital transactions	(38,303,156)	(64,480,616)
Change in net assets	(8,716,876)	(34,562,293)
Net Assets:
Beginning of period	610,439,144	645,001,437
End of period	$601,722,268	$610,439,144
Capital Transactions:
Proceeds from shares issued	$77,676,545	$37,119,834
Distributions reinvested	17,475,430	17,229,625
Cost of shares redeemed	(133,455,131)	(118,830,075)
Change in net assets resulting from capital transactions	$(38,303,156)	$(64,480,616)
Share Transactions:
Issued	5,843,961	2,998,867
Reinvested	1,332,985	1,380,579
Redeemed	(10,252,933)	(9,535,445)
Change in Shares	(3,075,987)	(5,155,999)

See notes to financial statements.

21

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments		Total Distributions	Capital Contribution from Prior Custodian, Net (See Note 8)
Victory INCORE Investment Quality Bond VIP Series
Year Ended 12/31/20	$12.51	0.25	0.79	1.04	(0.39)	—		(0.39)	—
Year Ended 12/31/19	$11.95	0.31	0.61	0.92	(0.36)	—		(0.36)	—
Year Ended 12/31/18	$12.08	0.30	(0.35)	(0.05)	(0.08)	—	(c)	(0.08)	—
Year Ended 12/31/17	$11.88	0.28	0.21	0.49	(0.29)	—		(0.29)	—
Year Ended 12/31/16	$11.98	0.27	0.15	0.42	(0.30)	(0.22)		(0.52)	—	(c)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

22

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Investment Quality Bond VIP Series
Year Ended 12/31/20	$13.16	8.35%		0.56%	1.94%	0.75%	$601,722	81%
Year Ended 12/31/19	$12.51	7.72%		0.56%	2.46%	0.74%	$610,439	96%
Year Ended 12/31/18	$11.95	(0.41)%		0.56%	2.52%	0.62%	$645,001	109%
Year Ended 12/31/17	$12.08	4.15%		0.56%	2.28%	0.61%	$726,721	83%
Year Ended 12/31/16	$11.88	3.53	%(d)	0.55%	2.17%	0.55%	$716,292	142%

See notes to financial statements.

23

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory INCORE Investment Quality Bond VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Asset-Backed Securities	$—	$4,320,316	$—	$4,320,316
Collateralized Mortgage Obligations	—	5,854,403	—	5,854,403
Preferred Stocks	11,809,171	—	—	11,809,171
Corporate Bonds	—	318,698,709	—	318,698,709
Residential Mortgage-Backed Securities	—	1,920,921	—	1,920,921
Yankee Dollars	—	55,192,793	—	55,192,793
U.S. Government Mortgage-Backed Agencies	—	155,690,925	—	155,690,925
U.S. Treasury Obligations	—	30,476,577	—	30,476,577
Collateral for Securities Loaned	6,967,781	—	—	6,967,781
Total	$18,776,952	$572,154,644	$—	$590,931,596
Other Financial Investments^:
Assets:
Futures	$70,383	$—	$—	$70,383
Liabilities:
Futures	(152,230)	—	—	(152,230)
Total	$(81,847)	$—	$—	$(81,847)

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

NAV. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below-investment-grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivatives Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as "initial margin," of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as "variation margin," are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. For the year ended December 31, 2020, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

For year ended December 31, 2020, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management. The CDS agreements held by the Fund are presented on the Statement of Assets and Liabilities under Deposit with broker for swap agreements. For the year ended December 31, 2020, the Fund had no open centrally cleared CDS agreements.

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts for Available Offset	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received	Net Amount
Futures Contracts - Goldman Sachs & Co.	$58,219	$—	$58,219	$(6,016)	$—	$52,203
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts for Available Offset	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Pledged*	Net Amount
Futures Contracts - Goldman Sachs & Co.	$6,016	$—	$6,016	$(6,016)	$—	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by the Fund is disclosed on the Statement of Assets and Liabilities.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure	$70,383	$152,230

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:	$—	$(1,989,636)	$—	$(281,897)
Interest Rate Risk Exposure:	4,513,206	—	81,744	—

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$6,795,504	$6,795,504	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$248,758,712	$152,937,866	$198,904,921	$300,139,186

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance

31

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.56%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$441,458	$1,148,942	$1,095,262	$2,685,662

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Mortgage- and Asset-Backed Securities Risk — During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the

32

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, nor any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

33

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

6. Borrowing and Interfund Lending:

Line of Credit:

For year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund ,that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are (collectively, distributions to shareholders) determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$2	$(2)

34

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,475,430	$—	$17,475,430	$17,229,625	$—	$17,229,625

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$21,090,023	$5,844,629	$26,934,652	$28,508,653	$55,443,305

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and 305(c) deemed dividends.

As of December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes. During the tax year ended December 31, 2020, the Fund utilized $5,435,442 of carryforwards.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$562,422,943	$30,217,412	$(1,708,759)	$28,508,653

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	100.0	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Investment Quality Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

36

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

39

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,028.40	$1,022.32	$2.86	$2.85	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including that independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The

41

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Board also reviewed any changes to that independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the ten-year period, underperformed the peer group median for the three-, five- and ten-year periods, and matched the peer group median for the one-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

42

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	33
Expense Example	33
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory High Yield VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

After a gut-wrenching plunge as the deadly novel coronavirus and the disease it causes ("COVID-19") emerged in the first quarter of 2020, markets surged as central banks and governments fought back with unprecedented stimulus measures that supported risk-taking in the markets.

High-yield investors were rewarded for taking a bungee jump through market turmoil — even if it required closed eyes and a primal scream. At the end of the first quarter the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index") had returned -12.7%, a result not seen since the financial crisis in 2008. It ended the year as the strongest performer among the major domestic fixed income indexes. The pivotal event came in late March when the U.S. Federal Reserve (the "Fed") announced a massive bond-buying program that included corporate debt. Markets responded with a surge that often belied grim economic and public health realities.

How did Victory High Yield VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide current income. The Fund returned 7.92% for the year ended December 31, 2020, outperforming the Index, which returned 7.11% during the reporting period.

What strategies did you employ during the reporting period?

The Fund aims to provide higher levels of income and less sensitivity to interest rate changes than most fixed income investments by investing primarily in U.S. corporate bonds rated below investment grade. The Fund may invest in other securities and in floating rate loans. It emphasizes in-depth research and a concentrated portfolio strategy.

The Fund's management team strongly believes that the potential cost of a passive or wide-net approach to high-yield investing has never been higher or more misunderstood. We view the high-yield market in three categories:

1)  Bonds yielding less than 6%: 88% of the market

2)  Bonds yielding 6% to 10%: 9% of the market

3)  Bonds yielding more than 10%: 3% of the market

We believe the first category offers limited upside along with interest rate risk, while the third category, with an average interest rate of 23%, is excessively speculative. The second category, a narrow segment that we believe offers a reasonable balance of risk and opportunity, cannot be exploited with broadly diversified index-like portfolios.

In addition to keeping a tight focus, we seek to use rigorous research to continually pare overpriced risk from the portfolio and uncover the idiosyncratic opportunities that have benefited returns in the past.

Prior to the fourth quarter, we culled select holdings that we did not believe would survive intact once COVID-19 had run its course. And throughout the year we resisted cruise lines, theater operators, and several leisure companies that we believed face significant headwinds.

5

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

Managers' Commentary (continued)

However, confidence in our research and high-conviction strategy led us to successfully maintain our higher-risk orientation.

Security selection was the dominant factor in the Fund's outperformance of the Index in 2020. Asset allocation had a negative impact on relative performance.

Not surprisingly given the market's embrace of risk, the Fund's positive security selection in B-rated and CCC-rated bonds was the top contributor to relative performance. Security selection in Health Care was also a major contributor. Although the struggling energy sector rebounded strongly in the fourth quarter, the Fund's underweight there contributed to its outperformance for the year. The largest detractors were an underweight in BB-rated bonds, an overweight in the CCC-rated cohort, and security selection in the leisure sector.

6

Victory Variable Insurance Funds

Victory High Yield VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg Barclays U.S. Corporate High Yield Index[1]
One Year	7.92%	7.11%
Five Year	9.75%	8.59%
Ten Year	6.76%	6.80%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory High Yield VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory High Yield VIP Series seeks to provide current income. Capital appreciation is a secondary objective.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares or Principal Amount	Value
Common Stocks (1.0%)
Communication Services (1.0%):
AMC Networks, Inc., Class A (a) (b)	3,000	$107,310
iHeartMedia, Inc., Class A (a)	3,500	45,430
Nexstar Media Group, Inc., Class A	1,250	136,488
		289,228
Total Common Stocks (Cost $352,975)		289,228
Senior Secured Loans (16.3%)
Academy, Ltd., Initial Term Loan, First Lien, 5.75% (LIBOR01M+500bps), 11/6/27, Callable 2/10/21 @ 101 (c)	$250,000	248,813
Alphabet Holding Co., Inc., Initial Term Loan Second Lien, Second Lien, 7.90% (LIBOR01M+775bps), 8/15/25 (c)	500,000	496,750
Bass Pro Group, LLC, Initial Term Loans, First Lien, 5.75% (LIBOR01M+500bps), 12/16/23 (c)	481,307	482,168
Caesars Resort Collection, LLC, Term B-1 Loans, First Lien, 4.65% (LIBOR01M+450bps), 6/19/25 (c)	249,375	249,452
Dayco Products, LLC, Term Loans, First Lien, 4.48% (LIBOR03M+425bps), 5/19/24 (c)	482,500	367,664
Dynasty Acquisition Co., Inc., Term B-1 Loans, First Lien, 3.75% (LIBOR03M+350bps), 4/6/26 (c)	224,938	213,691
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR02M+250bps), 10/4/23 (c)	497,195	478,938
Holley Purchaser, Inc., Initial Term Loan, First Lien, 5.21% (LIBOR03M+500bps), 10/26/25 (c)	395,491	383,875
LifeScan Global Corp., Initial Term Loan, First Lien, 6.23% (LIBOR03M+600bps), 6/19/24 (c)	430,000	408,500
Navistar, Inc., Tranche B Term Loan, First Lien, 3.66% (LIBOR01M+350bps), 11/2/24 (c)	241,288	240,745
Reynolds Group Holdings, Inc., 2017, Incremental US Term Loans, First Lien, 2.90% (LIBOR01M+275bps), 2/5/23 (c)	95,057	94,582
SIWF Holdings, Inc., Initial Term Loan, Second Lien, 8.65% (LIBOR01M+850bps), 5/26/26 (c)	500,000	475,940
Spectacle Gary Holdings LLC, Closing Date Term Loan, First Lien, 11.00% (LIBOR03M+900bps), 12/23/25 (c)	233,108	233,108
Spectacle Gary Holdings LLC, Delayed Draw Term Loan Commitment, First Lien, 11.25% (PRIME+800bps), 12/23/25, Callable 6/23/21 @ 109 (c)	16,892	16,892
Standard Aero Ltd., Term B-2 Loans, First Lien, 3.75% (LIBOR03M+350bps), 4/6/26 (c)	120,934	114,888
Stars Group Holdings BV, Term Loan, First Lien, 3.75% (LIBOR03M+350bps), 6/27/25 (c)	203,673	204,296
TENNECo., Inc., Tranche B Term Loan, First Lien, 3.15% (LIBOR01M+300bps), 6/18/25 (c)	196,000	190,774
Total Senior Secured Loans (Cost $4,987,654)		4,901,076
See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Corporate Bonds (72.4%)
Communication Services (7.4%):
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	$400,000	$412,979
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 7/1/22 @ 103.38 (b) (d)	452,000	461,120
Entercom Media Corp., 7.25%, 11/1/24, Callable 2/11/21 @ 103.63 (b) (d)	250,000	250,408
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (d)	250,000	254,785
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	250,000	266,630
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (d)	250,000	268,815
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (d)	250,000	259,828
Townsquare Media, Inc., 6.88%, 2/1/26, Callable 2/1/23 @ 103.44 (d) (e)	50,000	52,310
		2,226,875
Consumer Discretionary (18.9%):
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (d)	250,000	261,438
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94	400,000	420,364
Boyd Gaming Corp.
8.63%, 6/1/25, Callable 6/1/22 @ 104.31 (d)	300,000	333,351
6.38%, 4/1/26, Callable 4/1/21 @ 103.19	392,000	406,645
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25, Callable 1/22/21 @ 102.63 (d)	250,000	252,360
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (b) (d) (f)	400,000	241,968
Ford Motor Co., 9.00%, 4/22/25, Callable 3/22/25 @ 100 (f)	250,000	306,560
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (d)	200,000	207,508
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	250,000	274,495
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	250,000	278,545
Michaels Stores, Inc., 8.00%, 7/15/27, Callable 7/15/22 @ 104 (b) (d)	250,000	270,495
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (d)	250,000	271,235
PetSmart, Inc., 8.88%, 6/1/25, Callable 1/22/21 @ 104.44 (d)	250,000	256,873
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (d)	300,000	323,085
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 9/30/26, Callable 9/30/22 @ 103.19 (d)	150,000	158,520
Tenneco, Inc., 7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (d)	200,000	224,560
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d) (f)	500,000	563,654
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	550,000	616,401
		5,668,057
Consumer Staples (6.1%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (d)	250,000	272,085
B&G Foods, Inc., 5.25%, 4/1/25, Callable 2/11/21 @ 103.94	200,000	206,600
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 2/11/21 @ 103.63 (d)	500,000	510,515
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (d)	500,000	517,039
Simmons Foods, Inc., 7.75%, 1/15/24, Callable 2/11/21 @ 103.88 (d)	330,000	343,613
		1,849,852

See notes to financial statements.

10

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Energy (3.6%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24, Callable 1/27/21 @ 102.69	$250,000	$244,382
Antero Resources Corp.
5.63%, 6/1/23, Callable 2/11/21 @ 101.41	70,000	68,450
8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (d) (e)	250,000	254,377
Callon Petroleum Co., 9.00%, 4/1/25, Callable 10/1/22 @ 105 (d)	100,000	90,146
Centennial Resource Production LLC, 6.88%, 4/1/27, Callable 4/1/22 @ 103.44 (d)	66,000	47,315
Laredo Petroleum, Inc., 9.50%, 1/15/25, Callable 1/15/22 @ 104.75	31,000	26,999
Occidental Petroleum Corp., 5.50%, 12/1/25, Callable 9/1/25 @ 100	50,000	52,108
QEP Resources, Inc., 5.25%, 5/1/23, Callable 2/1/23 @ 100	100,000	105,470
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	100,000	98,002
SM Energy Co., 6.75%, 9/15/26, Callable 9/15/21 @ 103.38	100,000	81,479
		1,068,728
Financials (7.6%):
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24, Callable 2/15/21 @ 104.06 (d)	225,000	238,446
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (d)	300,000	330,549
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (d)	250,000	272,733
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d) (f)	500,000	525,145
Gray Television, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (d)	120,000	131,368
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (d) (f)	250,000	281,720
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (d)	300,000	316,398
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (b) (d)	250,000	201,163
		2,297,522
Health Care (7.7%):
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28, Callable 6/30/23 @ 104.5 (d)	190,000	158,086
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (d)	250,000	263,725
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (d) (f)	300,000	337,043
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 12/1/21 @ 104.88 (d)	300,000	328,224
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105 (b) (d)	250,000	275,118
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/27/21 @ 103.19 (d)	250,000	214,965
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (d)	300,000	312,366
Verscend Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 104.88 (d)	400,000	434,796
		2,324,323
Industrials (14.9%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/11/21 @ 101.84 (d)	500,000	365,190
Allison Transmission, Inc., 3.75%, 1/30/31, Callable 1/30/26 @ 101.88 (d)	100,000	102,300
American Airlines, Inc., 11.75%, 7/15/25 (d)	250,000	288,405
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/11/21 @ 101 (b) (d)	250,000	244,125
Aramark Services, Inc., 6.38%, 5/1/25, Callable 5/1/22 @ 103.19 (d)	250,000	267,193
Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38 (d)	200,000	205,784
Delta Air Lines, Inc., 7.00%, 5/1/25 (d)	250,000	289,555
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100 (f)	250,000	294,863

See notes to financial statements.

11

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (d)	$250,000	$269,920
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (d)	500,000	526,645
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (d)	250,000	262,633
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (b) (d) (f)	250,000	265,625
TransDigm, Inc., 6.50%, 7/15/24, Callable 2/11/21 @ 101.63	400,000	407,223
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/11/21 @ 103.13 (d)	150,000	148,370
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (d)	250,000	284,023
XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13 (d)	250,000	268,885
		4,490,739
Information Technology (1.6%):
Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (d)	250,000	276,705
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25, Callable 9/1/21 @ 103.75 (d)	200,000	205,134
		481,839
Materials (3.9%):
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 8/15/22 @ 102.63 (d)	250,000	262,269
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25, Callable 7/15/22 @ 103.25 (d)	150,000	162,077
Greif, Inc., 6.50%, 3/1/27, Callable 3/1/22 @ 103.25 (d)	400,000	423,092
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 2/11/21 @ 103.13 (d)	330,000	341,091
		1,188,529
Real Estate (0.7%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 2/15/22 @ 103.75 (d)	200,000	208,850
Total Corporate Bonds (Cost $20,549,065)		21,805,314
Yankee Dollars (7.0%)
Consumer Discretionary (0.8%):
1011778 BC ULC/New Red Finance, Inc., 4.38%, 1/15/28, Callable 11/15/22 @ 102.19 (d)	220,000	226,613
Financials (0.6%):
Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 2/11/21 @ 106.38 (d) (g) (h) (i)	250,000	177,725
Health Care (1.3%):
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 2/11/21 @ 103.06 (d)	385,000	396,677
Industrials (2.2%):
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 1/22/21 @ 105 (d) (f)	300,000	305,250
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (d)	400,000	367,776
		673,026
Materials (2.1%):
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (d)	350,000	370,913
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d) (f)	250,000	259,865
		630,778
Total Yankee Dollars (Cost $2,126,295)		2,104,819

See notes to financial statements.

12

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (5.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (j)	26,317	$26,317
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (j)	904,145	904,145
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (j)	13,134	13,134
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (j)	104,723	104,723
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (j)	470,853	470,853
Total Collateral for Securities Loaned (Cost $1,519,172)		1,519,172
Total Investments (Cost $29,535,161) — 101.7%		30,619,609
Liabilities in excess of other assets — (1.7)%		(500,544)
NET ASSETS — 100.00%		$30,119,065

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $19,341,940 and amounted to 64.3% of net assets.

(e)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(g)  Defaulted security.

(h)  The company has filed for bankruptcy.

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.6% of the Fund's net assets.

(j)  Rate disclosed is the daily yield on December 31, 2020.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

ULC — Unlimited Liability Co.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory High Yield VIP Series
ASSETS:
Investments, at value (Cost $29,535,161)	$30,619,609	(a)
Cash and cash equivalents	764,317
Receivables:
Interest and dividends	465,900
Capital shares issued	39,371
Investments sold	241,909
From Adviser	5,605
Prepaid expenses	439
Total Assets	32,137,150
LIABILITIES:
Payables:
Collateral received on loaned securities	1,519,172
Investments purchased	454,071
Capital shares redeemed	63
Accrued expenses and other payables:
Investment advisory fees	15,141
Administration fees	1,547
Custodian fees	1,916
Transfer agent fees	3,436
Compliance fees	20
Trustees' fees	1
Other accrued expenses	22,718
Total Liabilities	2,018,085
NET ASSETS:
Capital	30,896,714
Total accumulated earnings/(loss)	(777,649)
Net Assets	$30,119,065
Shares (unlimited shares authorized with a par value of $0.001 per share):	4,060,073
Net asset value:	$7.42

(a)  Includes $1,446,545 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory High Yield VIP Series
Investment Income:
Dividends	$3,700
Interest	1,973,973
Securities lending (net of fees)	12,444
Total Income	1,990,117
Expenses:
Investment advisory fees	170,949
Administration fees	17,331
Sub-Administration fees	14,167
Accounting fees	—
Custodian fees	10,686
Transfer agent fees	38,794
Trustees' fees	3,725
Compliance fees	251
Legal and audit fees	14,477
Printing fees	17,279
Other expenses	9,261
Total Expenses	296,920
Expenses waived/reimbursed by Adviser	(43,362)
Net Expenses	253,558
Net Investment Income (Loss)	1,736,559
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	41,667
Net change in unrealized appreciation/depreciation on investment securities	380,633
Net realized/unrealized gains on investments	422,300
Change in net assets resulting from operations	$2,158,859

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,736,559	$1,971,424
Net realized gains (losses) from investments	41,667	11,875
Net change in unrealized appreciation/depreciation on investments	380,633	2,697,750
Change in net assets resulting from operations	2,158,859	4,681,049
Change in net assets resulting from distributions to shareholders	(1,971,688)	(2,209,102)
Change in net assets resulting from capital transactions	(807,644)	(2,650,644)
Change in net assets	(620,473)	(178,697)
Net Assets:
Beginning of period	30,739,538	30,918,235
End of period	$30,119,065	$30,739,538
Capital Transactions:
Proceeds from shares issued	1,973,754	1,334,140
Distributions reinvested	1,971,688	2,209,102
Cost of shares redeemed	(4,753,086)	(6,193,886)
Change in net assets resulting from capital transactions	(807,644)	(2,650,644)
Share Transactions:
Issued	274,154	176,852
Reinvested	267,529	300,558
Redeemed	(659,131)	(822,666)
Change in Shares	(117,448)	(345,256)

See notes to financial statements.

16

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17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory High Yield VIP Series
Year Ended 12/31/20	$7.36	0.44	0.14	0.58	(0.52)	(0.52)
Year Ended 12/31/19	$6.84	0.47	0.62	1.09	(0.57)	(0.57)
Year Ended 12/31/18	$6.86	0.45	(0.43)	0.02	(0.04)	(0.04)
Year Ended 12/31/17	$6.63	0.42	0.24	0.66	(0.43)	(0.43)
Year Ended 12/31/16	$6.13	0.41	0.53	0.94	(0.45)	(0.45)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.15% for the period shown. (See Note 8)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory High Yield VIP Series
Year Ended 12/31/20	—	$7.42	7.92%		0.89%	6.10%	1.04%	$30,119	91%
Year Ended 12/31/19	—	$7.36	15.89%		0.89%	6.22%	0.99%	$30,739	60%
Year Ended 12/31/18	—	$6.84	0.29%		0.83%	6.38%	0.83%	$30,918	94%
Year Ended 12/31/17	—	$6.86	9.94%		0.79%	6.02%	0.79%	$37,411	173%
Year Ended 12/31/16	0.01	$6.63	15.44	%(c)	0.87%	6.31%	0.87%	$38,842	159%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory High Yield VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Common Stocks	$289,228	$—	$—	$289,228
Senior Secured Loans	—	4,901,076	—	4,901,076
Corporate Bonds	—	21,805,314	—	21,805,314
Yankee Dollars	—	2,104,819	—	2,104,819
Collateral for Securities Loaned	1,519,172	—	—	1,519,172
Total	$1,808,400	$28,811,209	$—	$30,619,609

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when- issued securities. If the Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below-investment-grade securities.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Recognized Assets (Value of Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	> 90 Days	Net Amount
$1,446,545	$1,446,545	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$24,800,283	$25,962,706

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board. Sub-investment advisory fees, which are paid by VCM to Park Avenue, do not represent a separate or additional expense to the Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.60% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.89%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2022	Expires December 31, 2023	Total
$32,348	$43,362	$75,710

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk — Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, nor any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,971,688	$—	$1,971,688	$2,209,102	$—	$2,209,102

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,738,461	$1,738,461	$(3,598,800)	$1,082,690	$(777,649)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2020, the Fund had short-term and long-term capital loss carryforwards of $663,451 and $2,935,349, respectively, that are not subject to expiration.

During the tax year ended December 31, 2020, the Fund utilized $41,276 of capital loss carryforwards.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,536,919	$1,613,848	$(531,158)	$1,082,690

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	100.0	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") and Park Avenue are wholly owned subsidiaries of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory High Yield VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

29

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,141.30	$1,020.66	$4.79	$4.52	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 1%.

Dividends qualified for corporate dividends received deductions of 1%.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of the Fund (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of the Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreements provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreements. In considering whether to approve the Agreements, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund , which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to the Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index and considered the fact that the Fund outperformed the benchmark index for the three- and five-year periods, underperformed the benchmark index for the one- and ten-year periods, and outperformed the peer group median all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)
Trustees' and Officers' Information	35
Proxy Voting and Portfolio Holdings Information	38
Expense Example	38
Advisory Contract Renewal	39
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

As we end one of the most turbulent years in economic history, markets remain near all-time highs, driven by unprecedented levels of monetary and fiscal stimulus. The U.S. economy experienced its single largest economic loss in the nation's history, contracting by 31.4% during the second quarter of 2020. The dramatic second-quarter collapse in economic activity has been followed by consecutive quarters of robust economic growth. Specifically, third-quarter U.S. gross domestic product ("GDP") rebounded by a robust 33.4%, and the Atlanta Fed's GDPNow forecasting model predicts fourth-quarter growth to print around 8.6%. While the GDPNow forecast will likely vary from the final U.S. GDP growth figure, what we can take away from the estimate is that the recovery has been quicker than anticipated.

Despite a better than expected economic recovery, much has hinged on the overwhelming amount of fiscal and monetary stimulus injected into the economy. Since March, the U.S. Federal Reserve (the "Fed") has provided trillions in monetary stimulus. Monetary policy has helped stabilize and buoy financial markets, but it is the fiscal stimulus that has supported the rebound in actual economic activity. The U.S. Congress has passed three rounds of fiscal stimulus since March totaling an additional $4 trillion, which is equivalent to nearly 20% of U.S. GDP in 2019.

It is difficult to estimate the long-term consequences of unprecedented fiscal and monetary stimulus. The Fed, U.S. Treasury, and U.S. Congress are embarking upon a grand experiment in Modern Monetary Theory ("MMT"), where massive fiscal deficits purportedly do not matter for countries that control their own currency. In the short run, we believe monetary and fiscal stimulus is likely to be supportive of economic growth and market valuations. We worry that early success with MMT may lead to long-term unintended economic consequences later in the decade.

We remain concerned about the possible long-term inflationary effects of continued MMT, but thus far the Fed's preferred measure of inflation, core personal consumption expenditures (PCE), remains below their long-term 2% objective. Furthermore, the Fed seems intent on anchoring front-end interest rates near zero for the foreseeable future in order to meet, or exceed, their target. As a result, we do not expect much movement in short-term interest rates; however, we remain concerned about the impact continued stimulus combined with the Fed's newly announced inflation-targeting policy could have on intermediate- and long-end interest rates. These concerns are motivating us to position accounts relatively short duration versus benchmarks going into 2021.

How did Victory INCORE Low Duration Bond VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income consistent with preservation of capital. The Fund returned 4.33% for the year ended December 31, 2020, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the "Index"), which returned 3.14% during the reporting period.

5

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series (continued)

Managers' Commentary (continued)

What strategies did you employ during the reporting period?

The Fund came into 2020 overweight agency mortgages and relatively light corporate credit exposure. During the late part of the first quarter and beginning part of the second quarter, during the worst of the market rout, we moved to a large overweight position in corporate credit. We maintained this corporate credit overweight as we ended the year. The Fund greatly benefited from this positioning during the year.

We believe that with yields on short- and intermediate-term U.S. Treasurys near historic lows, investors have no other reasonable alternative but to invest in high-quality corporate and consumer credit. We do not believe investors are receiving enough yield or duration benefit from owning U.S. Treasurys at current levels. As a result, we added a significant overweight to corporate credit at discounted valuations late in the first quarter and beginning part of the second quarter. We maintained this overweight at year-end and continue to selectively add high-grade corporates across the curve as opportunities present themselves. This positioning has been additive to performance over the year, helping the Fund outpace the Index for 2020.

As we enter a new year, we believe massive monetary and fiscal stimulus will continue to buoy markets as both the incoming Biden administration and the Fed seem interested in continuing the MMT experiment in the near term. However, it is likely to be a volatile and uncertain time as the long-term effects of MMT are unknown. The key attributes we strive for when positioning client portfolios for an uncertain outlook are quality, balance and diversification. We believe we are well positioned across our portfolios for this uncertain environment, and we believe being overweight credit and underweight duration versus the Index should be additive to performance as we enter the coming year.

6

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	8/28/03
	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	4.33%	3.14%
Five Year	2.56%	1.92%
Ten Year	1.94%	1.32%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory INCORE Low Duration Bond VIP Series seeks to provide a high level of current income consistent with preservation of capital.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Principal Amount	Value
Asset-Backed Securities (1.3%)
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 3/8/21 @ 100 (a)	$82,315	$82,326
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 10/18/22 @ 100 (a)	2,800,000	2,843,980
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07%, 1/17/23, Callable 8/15/23 @ 100 (a)	295,877	297,187
Total Asset-Backed Securities (Cost $3,177,854)		3,223,493
Collateralized Mortgage Obligations (2.3%)
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class AIR, 1.47% (LIBOR03M+125bps), 7/20/29, Callable 1/20/21 @ 100 (a) (b) (c)	1,497,580	1,497,608
Galaxy CLO Ltd., Series 2017-24A, Class A, 1.36% (LIBOR03M+112bps), 1/15/31, Callable 1/15/21 @ 100 (a) (b) (c)	1,000,000	995,502
Steele Creek CLO Ltd., Series 2017-1A, Class A, 1.49% (LIBOR03M+125bps), 1/15/30, Callable 1/15/21 @ 100 (a) (b) (c)	2,175,000	2,164,265
Voya CLO Ltd., Series 2017-4A, Class A1, 1.37% (LIBOR03M+113bps), 10/15/30, Callable 1/15/21 @ 100 (a) (b) (c)	1,000,000	998,001
Total Collateralized Mortgage Obligations (Cost $5,616,739)		5,655,376
Preferred Stocks (2.0%)
Financials (0.7%):
AMG Capital Trust II, 10/15/37, 5.15%	2,060	99,982
Bank of America Corp., Series L, 7.25% (d)	350	531,503
KKR & Co., Inc., Series C, 9/15/23, 6.00%	7,108	428,470
Wells Fargo & Co., Series L, 7.50% (d)	415	629,929
		1,689,884
Health Care (0.2%):
Danaher Corp., Series B, 4/15/23, 5.00% (e)	350	455,385
Industrials (0.2%):
Stanley Black & Decker, Inc., 11/15/22, 5.25%	5,170	578,213
Utilities (0.9%):
American Electric Power Co., Inc., 8/15/23, 6.13%	1,895	95,944
CenterPoint Energy, Inc., 4.57%, 9/15/29 (f)	3,690	228,559
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	5,585	560,343
DTE Energy Co., 11/1/22, 6.25%	7,453	358,787
NextEra Energy, Inc., 3/1/23, 5.28%	9,795	497,977
The Southern Co., Series 2019, 8/1/22, 6.75%	8,695	451,271
		2,192,881
Total Preferred Stocks (Cost $4,781,559)		4,916,363
Corporate Bonds (41.4%)
Communication Services (3.5%):
AT&T, Inc., 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	471,000	550,321
CenturyLink, Inc., 6.75%, 12/1/23	402,000	447,354
Comcast Corp., 3.10%, 4/1/25, Callable 3/1/25 @ 100 (a)	1,182,000	1,299,940

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (a)	$2,255,000	$2,260,547
Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31 (a) (c)	879,000	911,163
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	1,835,000	2,068,247
3.38%, 2/15/25 (a)	325,000	360,883
1.32% (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (b)	719,000	738,535
		8,636,990
Consumer Discretionary (6.0%):
Best Buy Co., Inc., 4.45%, 10/1/28, Callable 7/1/28 @ 100 (a)	375,000	451,365
Booking Holdings, Inc. 0.90%, 9/15/21	105,000	121,698
0.75%, 5/1/25 (c) (e)	355,000	515,746
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100 (a)	3,006,000	3,235,929
Expedia Group, Inc., 3.60%, 12/15/23, Callable 11/15/23 @ 100 (c)	980,000	1,046,004
General Motors Co., 4.88%, 10/2/23 (a)	1,191,000	1,322,236
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (a)	2,622,000	2,634,900
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	536,000	566,648
LGI Homes, Inc., 6.88%, 7/15/26, Callable 7/15/21 @ 103.44 (a) (c)	256,000	268,483
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	1,225,000	1,309,721
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a) (e)	2,985,000	3,139,802
		14,612,532
Consumer Staples (3.0%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	568,000	658,903
BAT Capital Corp., 4.70%, 4/2/27, Callable 2/2/27 @ 100 (a)	1,450,000	1,709,738
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (a)	795,000	818,619
Constellation Brands, Inc., 4.25%, 5/1/23 (a)	954,000	1,039,889
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (a)	1,270,000	1,380,096
Tyson Foods, Inc. 3.90%, 9/28/23, Callable 8/28/23 @ 100 (a)	400,000	435,780
3.95%, 8/15/24, Callable 5/15/24 @ 100	1,130,000	1,256,074
		7,299,099
Energy (2.6%):
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	732,000	754,370
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	918,000	963,156
HollyFrontier Corp., 2.63%, 10/1/23 (e)	929,000	949,549
Pioneer Natural Resources Co., 0.25%, 5/15/25 (c) (e)	390,000	518,189
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a)	925,000	955,867
Valero Energy Corp. 2.70%, 4/15/23 (a)	1,001,000	1,045,295
1.20%, 3/15/24	980,000	987,213
4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	350,000	393,869
		6,567,508
Financials (7.4%):
Ares Capital Corp., 4.63%, 3/1/24	565,000	594,663
Bank of America Corp., 4.20%, 8/26/24, MTN (a)	421,000	471,844

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Capital One Financial Corp. 3.45%, 4/30/21, Callable 3/30/21 @ 100 (a)	$3,500,000	$3,526,040
3.30%, 10/30/24, Callable 9/30/24 @ 100 (a) (e)	627,000	689,136
Citigroup, Inc. 1.30% (LIBOR03M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (b)	1,500,000	1,511,895
4.45%, 9/29/27 (a)	371,000	438,184
Dana Financing Luxembourg Sarl, 5.75%, 4/15/25, Callable 2/11/21 @ 104.31 (a) (c)	808,000	838,373
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,880,000	1,934,502
3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	731,000	797,090
Ford Motor Credit Co. LLC, 3.10%, 5/4/23 (a)	1,500,000	1,513,305
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (c)	430,000	461,175
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/11/21 @ 100 (a)	325,000	328,159
Morgan Stanley, 4.88%, 11/1/22 (a)	918,000	989,576
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	365,000	393,664
The Goldman Sachs Group, Inc., 1.97% (LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (a) (b)	1,500,000	1,573,275
Zions Bancorp NA 3.50%, 8/27/21 (a)	1,465,000	1,492,381
3.35%, 3/4/22, Callable 2/4/22 @ 100 (a)	910,000	935,853
		18,489,115
Health Care (4.7%):
AbbVie, Inc. 2.30%, 5/14/21, Callable 4/14/21 @ 100 (a)	1,094,000	1,100,137
3.85%, 6/15/24, Callable 3/15/24 @ 100	2,455,000	2,703,814
Anthem, Inc., 2.75%, 10/15/42	125,000	559,988
Biogen, Inc., 3.63%, 9/15/22	925,000	975,376
Bristol-Myers Squibb Co., 2.88%, 2/19/21	3,020,000	3,029,724
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	588,000	625,838
Humana, Inc. 3.15%, 12/1/22, Callable 9/1/22 @ 100 (a)	921,000	962,012
2.90%, 12/15/22, Callable 11/15/22 @ 100 (a)	515,000	538,458
Illumina, Inc. 0.50%, 6/15/21	240,000	350,729
8/15/23	195,000	219,786
Teladoc Health, Inc., 1.25%, 6/1/27 (c)	205,000	245,529
Upjohn, Inc., 1.13%, 6/22/22 (c)	475,000	479,408
		11,790,799
Industrials (2.6%):
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	1,025,000	1,048,749
EnPro Industries, Inc., 5.75%, 10/15/26, Callable 10/15/21 @ 104.31 (a)	1,000,000	1,068,100
Fortive Corp., 0.88%, 2/15/22	575,000	591,493
Roper Technologies, Inc. 0.45%, 8/15/22	981,000	982,589
2.95%, 9/15/29, Callable 6/15/29 @ 100 (a)	358,000	393,757
Sensata Technologies BV, 5.63%, 11/1/24 (a) (c)	785,000	878,164
Southwest Airlines Co., 1.25%, 5/1/25	350,000	508,375
Waste Management, Inc., 2.40%, 5/15/23, Callable 3/15/23 @ 100 (a)	782,000	816,173
		6,287,400

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Information Technology (5.1%):
Akamai Technologies, Inc., 0.13%, 5/1/25	$285,000	$352,729
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a)	861,000	881,234
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (a)	1,350,000	1,460,322
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100	425,000	480,424
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	459,000	550,653
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100 (a)	2,928,000	2,954,440
Marvell Technology Group Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100	842,000	911,608
Maxim Integrated Products, Inc., 3.38%, 3/15/23, Callable 12/15/22 @ 100	809,000	851,837
Micron Technology, Inc., 3.13%, 5/1/32, Callable 5/4/21 @ 100 (f)	62,000	466,572
NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5 (c)	608,000	640,449
Novellus Systems, Inc., 2.63%, 5/15/41	10,000	147,239
PayPal Holdings, Inc., 2.20%, 9/26/22 (a)	1,710,000	1,766,585
Seagate HDD Cayman, 4.88%, 3/1/24, Callable 1/1/24 @ 100	1,000,000	1,086,380
ServiceNow, Inc., 6/1/22	20,000	81,530
Western Digital Corp., 1.50%, 2/1/24	500,000	496,973
		13,128,975
Materials (1.1%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (a)	780,000	837,361
Louisiana — Pacific Corp., 4.88%, 9/15/24, Callable 2/11/21 @ 102.44 (a)	500,000	512,830
Nucor Corp., 4.13%, 9/15/22, Callable 6/15/22 @ 100 (a)	1,527,000	1,605,824
		2,956,015
Real Estate (2.9%):
American Tower Corp., 3.00%, 6/15/23 (a)	1,000,000	1,060,410
Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100 (a)	1,229,000	1,299,188
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (a)	717,000	717,602
Host Hotels & Resorts LP, 4.00%, 6/15/25, Callable 3/15/25 @ 100 (e)	741,000	797,412
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (c)	602,000	651,527
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100 (a)	1,680,000	1,748,074
Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	500,000	522,055
Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100 (a)	300,000	309,450
		7,105,718
Utilities (2.5%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (a)	1,950,000	1,954,680
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (a) (g)	2,117,000	2,201,954
3.95%, 6/15/25, Callable 3/15/25 @ 100 (a)	541,000	612,829
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (a)	1,345,000	1,408,175
		6,177,638
Total Corporate Bonds (Cost $98,791,530)		103,051,789

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Residential Mortgage-Backed Securities (2.4%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.97%, 10/25/33, Callable 1/25/21 @ 100 (a) (h)	$333,551	$333,551
Bear Stearns Alt-A Trust, Series 2004-6, Class 1A, 0.79% (LIBOR01M+64bps), 7/25/34, Callable 1/25/21 @ 100 (a) (b)	10,607	10,596
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 12/31/49 (a)	2,344	2,452
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 2.90%, 11/25/34, Callable 1/25/21 @ 100 (a) (h)	259,868	259,868
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 12/25/22 @ 100 (a) (c) (h)	171,545	172,235
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/21 @ 100 (a)	1,564	1,507
JPMorgan Mortgage Trust, Series 2016-3, Class 1A3, 3.48%, 10/25/46, Callable 12/25/22 @ 100 (a) (c) (h)	410,987	412,133
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.94%, 10/25/29, Callable 3/25/23 @ 100 (a) (c) (h)	1,194,925	1,209,509
JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 2/25/23 @ 100 (a) (c) (h)	82,752	82,823
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 4/25/23 @ 100 (a) (c) (h)	1,310,593	1,324,464
Madison Park Funding Ltd., Series 2007-4A, Class AR, 1.41% (LIBOR03M+120bps), 7/29/30, Callable 1/29/21 @ 100 (a) (b) (c)	1,750,000	1,747,403
Residential Asset Securities Corp., Series 2005-KS1, Class M1, 0.82% (LIBOR01M+68bps), 2/25/35, Callable 1/25/21 @ 100 (a) (b)	301,373	301,385
Total Residential Mortgage-Backed Securities (Cost $5,847,782)		5,857,926
Yankee Dollars (6.8%)
Communication Services (0.3%):
Vodafone Group PLC, 2.95%, 2/19/23 (a)	619,000	652,024
Consumer Staples (3.8%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (c)	2,303,000	2,526,116
Heineken NV, 3.40%, 4/1/22 (c)	1,420,000	1,469,657
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (c)	2,202,000	2,309,524
Pernod Ricard SA, 4.25%, 7/15/22 (a) (c)	767,000	809,921
Suntory Holdings Ltd., 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (c)	2,080,000	2,138,635
		9,253,853
Energy (0.7%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,170,000	1,224,054
Ecopetrol SA, 5.88%, 9/18/23 (a)	454,000	507,340
		1,731,394
Financials (1.5%):
Barclays Bank PLC 2/4/25 (a)	265,000	333,283
2/18/25	220,000	243,551

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Enel Finance International NV, 2.88%, 5/25/22 (a) (c)	$1,525,000	$1,573,937
Newcrest Finance Pty Ltd., 4.20%, 10/1/22 (a) (c)	1,756,000	1,851,930
		4,002,701
Materials (0.5%):
Anglo American Capital PLC, 4.13%, 4/15/21 (a) (c)	1,275,000	1,285,671
Total Yankee Dollars (Cost $16,591,765)		16,925,643
U.S. Government Mortgage-Backed Agencies (7.4%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (a)	587,562	666,768
5.50%, 10/25/23 (a)	2,650	2,777
Series 4207, Class JD, 1.50%, 5/15/28 (a)	1,578,730	1,606,518
Series 4430, Class NG, 2.50%, 2/15/38 (a)	234,932	235,313
7.00%, 9/1/38 (a)	2,649	3,244
Series 4320, Class AP, 3.50%, 7/15/39 (a)	627,533	669,369
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (a)	3,959,611	4,067,719
Series 4444, Class CH, 3.00%, 1/15/41 (a)	1,339,505	1,356,253
Series 4049, Class AB, 2.75%, 12/15/41 (a)	277,395	283,910
		8,891,871
Federal National Mortgage Association Series 2010-156, Class DY, 3.50%, 1/25/26 – 3/25/44 (a)	1,679,681	1,733,859
6.00%, 2/1/37 (a)	805,911	938,134
Series 2013-33, Class UD, 2.50%, 4/25/39 – 5/25/40 (a)	1,304,246	1,320,439
Series 2011-21, Class PA, 4.50%, 5/25/40 (a)	1,397,882	1,489,776
Series 2011-101, Class LA, 3.00%, 10/25/40 (a)	382,823	392,103
5.00%, 2/1/41 – 10/1/41 (a)	2,357,154	2,676,669
		8,550,980
Government National Mortgage Association Series 2016-156, Class AP, 2.25%, 12/20/42 (a)	739,393	740,801
Series 2018-22, Class JA, 3.00%, 1/20/44 (a)	126,708	126,849
		867,650
Total U.S. Government Mortgage-Backed Agencies (Cost $17,849,733)		18,310,501
U.S. Treasury Obligations (34.2%)
U.S. Treasury Notes 1.50%, 8/31/21 (a)	2,941,000	2,967,423
0.38%, 3/31/22 (a)	356,000	357,140
0.13%, 4/15/22 (a)	19,516,355	19,925,019
0.13%, 6/30/22 (a)	11,223,000	11,224,754
0.13%, 7/15/23	33,605,000	33,586,623
0.13%, 10/15/23	16,825,000	16,811,855
Total U.S. Treasury Obligations (Cost $84,432,474)		84,872,814

See notes to financial statements.

14

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (0.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (i)	28,161	$28,161
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (i)	967,506	967,506
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (i)	14,054	14,054
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (i)	112,061	112,061
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (i)	503,850	503,850
Total Collateral for Securities Loaned (Cost $1,625,632)		1,625,632
Total Investments (Cost $238,715,068) — 98.5%		244,439,537
Other assets in excess of liabilities — 1.5%		3,606,610
NET ASSETS — 100.00%		$248,046,147

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $32,023,544 and amounted to 12.9% of net assets.

(d)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(e)  All or a portion of this security is on loan.

(f)  Continuously callable with 30 days' notice.

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2020.

(i)  Rate disclosed is the daily yield on December 31, 2020.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

15

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2020

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	45	3/22/21	$6,208,438	$6,213,516	$(5,078)
5-Year U.S. Treasury Note Futures	65	3/31/21	8,181,650	8,200,664	(19,014)
					$(24,092)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(24,092)
	Total net unrealized appreciation (depreciation)				$(24,092)

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory INCORE Low Duration Bond VIP Series
ASSETS:
Investments, at value (Cost $238,715,068)	$244,439,537	(a)
Cash and cash equivalents	560,333
Deposit with brokers for futures contracts	582,510
Deposit with brokers for swap agreements	1,805,125
Receivables:
Interest and dividends	1,120,559
Capital shares issued	74,147
Investments sold	2,020,422
From Adviser	75,192
Prepaid expenses	3,743
Total Assets	250,681,568
LIABILITIES:
Payables:
Collateral received on loaned securities	1,625,632
Investments purchased	793,445
Capital shares redeemed	17,733
Variation margin on open futures contracts	7,969
Accrued expenses and other payables:
Investment advisory fees	94,756
Administration fees	12,859
Custodian fees	2,950
Transfer agent fees	28,738
Compliance fees	172
Trustees' fees	8
Other accrued expenses	51,159
Total Liabilities	2,635,421
NET ASSETS:
Capital	242,405,050
Total accumulated earnings/(loss)	5,641,097
Net Assets	$248,046,147
Shares (unlimited shares authorized with a par value of $0.001 per share):	23,329,834
Net asset value:	$10.63

(a)  Includes $1,593,813 of securities on loan.

See notes to financial statements.

17

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory INCORE Low Duration Bond VIP Series
Investment Income:
Dividends	$89,383
Interest	5,395,077
Securities lending (net of fees)	3,824
Total Income	5,488,284
Expenses:
Investment advisory fees	1,102,769
Administration fees	149,205
Sub-Administration fees	14,167
Custodian fees	17,833
Transfer agent fees	333,925
Trustees' fees	20,610
Compliance fees	2,156
Legal and audit fees	36,252
Other expenses	71,032
Total Expenses	1,747,949
Expenses waived/reimbursed by Adviser	(449,234)
Net Expenses	1,298,715
Net Investment Income (Loss)	4,189,569
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	1,210,030
Net realized gains (losses) from futures contracts	982,934
Net realized gains (losses) from swap agreements	(415,009)
Net change in unrealized appreciation/depreciation on investment securities	4,388,672
Net change in unrealized appreciation/depreciation on futures contracts	(27,496)
Net change in unrealized appreciation/depreciation on swap agreements	(114,772)
Net realized/unrealized gains (losses) on investments	6,024,359
Change in net assets resulting from operations	$10,213,928

See notes to financial statements.

18

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$4,189,569	$5,645,849
Net realized gains (losses) from investments	1,777,955	(992,868)
Net change in unrealized appreciation/depreciation on investments	4,246,404	4,952,625
Change in net assets resulting from operations	10,213,928	9,605,606
Change in net assets resulting from distributions to shareholders	(6,215,654)	(5,011,793)
Change in net assets resulting from capital transactions	(10,649,731)	(14,344,949)
Change in net assets	(6,651,457)	(9,751,136)
Net Assets:
Beginning of period	254,697,604	264,448,740
End of period	$248,046,147	$254,697,604
Capital Transactions:
Proceeds from shares issued	$41,353,337	$20,029,224
Distributions reinvested	6,215,654	5,011,793
Cost of shares redeemed	(58,218,722)	(39,385,966)
Change in net assets resulting from capital transactions	$(10,649,731)	$(14,344,949)
Share Transactions:
Issued	3,853,916	1,914,121
Reinvested	585,278	480,517
Redeemed	(5,493,352)	(3,753,428)
Change in Shares	(1,054,158)	(1,358,790)

See notes to financial statements.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Low Duration Bond VIP Series
Year Ended 12/31/20	$10.45	0.18	0.27	0.45	(0.27)	(0.27)
Year Ended 12/31/19	$10.27	0.23	0.16	0.39	(0.21)	(0.21)
Year Ended 12/31/18	$10.22	0.19	(0.09)	0.10	(0.05)	(0.05)
Year Ended 12/31/17	$10.20	0.15	0.02	0.17	(0.15)	(0.15)
Year Ended 12/31/16	$10.13	0.12	0.09	0.21	(0.14)	(0.14)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Portfolio turnover increased due to a change within the portfolio holdings during the year.

(d)  Amount is less than $0.005 per share.

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory INCORE Low Duration Bond VIP Series
Year Ended 12/31/20	—		$10.63	4.33%		0.53%	1.71%	0.71%	$248,046	88%
Year Ended 12/31/19	—		$10.45	3.79%		0.53%	2.16%	0.71%	$254,698	75%
Year Ended 12/31/18	—		$10.27	1.01%		0.53%	1.85%	0.58%	$264,449	55%
Year Ended 12/31/17	—		$10.22	1.64%		0.53%	1.44%	0.58%	$292,306	91	%(c)
Year Ended 12/31/16	—	(d)	$10.20	2.04	%(e)	0.53%	1.21%	0.53%	$273,151	55%

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory INCORE Low Duration Bond VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Asset-Backed Securities	$—	$3,223,493	$—	$3,223,493
Collateralized Mortgage Obligations	—	5,655,376	—	5,655,376
Preferred Stocks	4,916,363	—	—	4,916,363
Corporate Bonds	—	103,051,789	—	103,051,789
Residential Mortgage-Backed Securities	—	5,857,926	—	5,857,926
Yankee Dollars	—	16,925,643	—	16,925,643
U.S. Government Mortgage-Backed Agencies	—	18,310,501	—	18,310,501
U.S. Treasury Obligations	—	84,872,814	—	84,872,814
Collateral for Securities Loaned	1,625,632	—	—	1,625,632
Total	$6,541,995	$237,897,542	$—	$244,439,537
Other Financial Investments^:
Liabilities:
Futures	$(24,092)	$—	$—	$(24,092)
Total	$(24,092)	$—	$—	$(24,092)

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in Payable for

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding below-investment-grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as "initial margin," of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Subsequent payments, known as "variation margin," are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. For the year ended December 31, 2020, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

For the year ended December 31, 2020, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management. The CDS agreements held by the Fund are presented on the Statement of Assets and Liabilities under Deposit with brokers for swap agreements. For the year ended, December 31, 2020, the Fund held no centrally cleared CDS agreements.

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented on the Statement of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Pledged*	Net Amount
Futures Contracts-Goldman Sachs & Co	$7,969	$—	$7,969	$—	$(7,969)	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by the Fund is disclosed on the Statement of Assets and Liabilities.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure:	$—	$24,092

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:	$—	$(415,009)	$—	$(114,772)
Interest Rate Risk Exposure:	982,934	—	(27,496)	—

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The volume associated with derivative positions in the Fund was 21% and 3% for futures contracts and swap agreements, respectively, based on average monthly notional amounts in comparison to net assets during the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Fund's Statement of Operations. Although risk is mitigated

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
$1,593,813	$1,593,813	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$83,620,628	$86,445,550	$124,279,415	$118,351,316

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.45% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.53%.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$155,683	$459,668	$449,234	$1,064,585

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Mortgage- and Asset-Backed Securities Risk — During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on

30

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, nor any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata

31

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund,that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Captial Gains	Total Distributions Paid
$6,215,654	$—	$6,215,654	$5,011,793	$—	$5,011,793

32

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,219,857	4,219,857	$(4,271,531)	$5,692,771	$5,641,097

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and 305(c) deemed dividends.

As of December 31, 2020, the Fund had short-term and long-term capital loss carryforwards of $718,674 and $3,552,857, respectively, that are not subject to expiration.

During the tax year ended December 31, 2020, the Fund utilized $1,626,780 in capital loss carryforwards.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$238,746,766	$5,800,500	$(107,729)	$5,692,771

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	100.0	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Low Duration Bond VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

34

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,016.10	$1,022.47	$2.69	$2.69	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year)

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The

39

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the five- and ten-year periods, underperformed the benchmark index for the one-year period, matched the benchmark index for the three-year period, and underperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

40

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	33
Expense Example	33
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS International VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

International equities (as measured by the MSCI EAFE Index (the "Index")) returned 7.82% over the year ended December 31, 2020, finishing a volatile year with three consecutive quarters of positive returns. Broad recognition of the pandemic related to the novel coronavirus and the disease it causes (COVID-19) in the first quarter led to steep market losses and economic contraction as virus prevention measures kept businesses closed and people at home. The ensuing government relief efforts and central bank stimulus ignited a multi-month equity market recovery led by a narrow group of U.S. large-cap equities and those companies best suited to operate in a "remote" economy. Positive vaccine news and the conclusion of the U.S. elections in early November further strengthened the stimulus-driven rally, bolstering value-oriented market segments and shifting capital toward sectors that would benefit from economic growth

How did Victory RS International VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 6.24% (at net asset value) for the year ended December 31, 2020, underperforming the Index, which returned 7.82% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance and seek to remain sector- and region-neutral in constructing the portfolio. In our view, stock selection can be far more impactful to strategy performance than allocation.

The Fund's active return to the Index was negatively impacted by weak stock selection in the Consumer Discretionary and Information Technology sectors. Underweights to the Consumer Discretionary and Consumer Staples sectors also detracted, as did the Fund's small allocation to cash. Positive stock selection in the Financials, Materials and Industrials sectors aided relative performance. From a regional perspective, negative stock selection in Japan and Europe detracted from relative results, while Fund investments in the United Kingdom and Asia/Pacific ex Japan supported relative performance. Country-level detractors included the Netherlands and Spain, while positive contributors included Italy and France.

Individual detractors from relative performance included Telefonica SA, a telecommunications and network provider based in Spain, and En-Japan Inc., a Japanese online job recruitment and employee training firm. The Fund also lost relative performance

5

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

Managers' Commentary (continued)

from not owning ASML Holding NV, a semiconductor equipment provider based in the Netherlands that performed well within the Index. Positive contributors included Chinese technology multinational Tencent Holdings Ltd., United Kingdom- based mining and resources corporation Rio Tinto Plc, and Atlas Copco AB, an industrial equipment supplier based in Sweden.

6

Victory Variable Insurance Funds

Victory RS International VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index[1]
One Year	6.24%	7.82%
Five Year	8.27%	7.45%
Ten Year	5.96%	5.51%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory RS International VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS International VIP Series seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (98.1%)
Australia (5.6%):
Financials (1.2%):
Macquarie Group Ltd.	16,156	$1,724,151
Health Care (1.4%):
CSL Ltd.	9,280	2,027,222
Materials (2.0%):
BHP Group Ltd.	88,910	2,904,538
Real Estate (1.0%):
Scentre Group	732,957	1,574,081
		8,229,992
Belgium (1.0%):
Information Technology (1.0%):
Melexis NV	15,638	1,524,032
China (2.7%):
Communication Services (0.8%):
Tencent Holdings Ltd.	17,000	1,223,254
Consumer Discretionary (0.8%):
China Meidong Auto Holdings Ltd.	298,000	1,213,074
Financials (1.1%):
China Merchants Bank Co. Ltd., Class H	241,500	1,527,789
		3,964,117
Denmark (1.3%):
Consumer Staples (1.3%):
Royal Unibrew A/S	16,371	1,896,055
France (8.7%):
Consumer Discretionary (4.0%):
Cie Generale des Etablissements Michelin SCA	12,908	1,661,781
Faurecia SE (a)	28,709	1,470,764
LVMH Moet Hennessy Louis Vuitton SE	4,464	2,794,112
		5,926,657
Energy (1.3%):
Gaztransport Et Technigaz SA	4,752	460,308
TOTAL SE (b)	33,576	1,449,029
		1,909,337
Industrials (0.9%):
Safran SA (a)	10,088	1,429,628
Information Technology (1.4%):
Capgemini SE	13,010	2,023,477
Materials (1.1%):
Arkema SA	14,043	1,606,621
		12,895,720

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Germany (5.8%):
Financials (1.7%):
Allianz SE	9,991	$2,454,204
Industrials (1.3%):
Siemens AG, Registered Shares	13,397	1,929,543
Information Technology (1.7%):
SAP SE (b)	19,266	2,494,989
Real Estate (1.1%):
Vonovia SE (b)	22,186	1,620,127
		8,498,863
Hong Kong (2.7%):
Financials (1.6%):
AIA Group Ltd.	187,800	2,288,628
Real Estate (1.1%):
CK Asset Holdings Ltd.	328,000	1,678,397
		3,967,025
Ireland (0.8%):
Industrials (0.8%):
Experian PLC	31,027	1,178,499
Italy (5.1%):
Energy (1.0%):
Snam SpA	253,202	1,429,799
Financials (0.9%):
Banca Generali SpA (a)	41,418	1,385,080
Health Care (1.1%):
Recordati Industria Chimica e Farmaceutica SpA (b)	28,356	1,576,641
Utilities (2.1%):
Enel SpA	312,940	3,183,674
		7,575,194
Japan (22.7%):
Communication Services (1.9%):
Capcom Co. Ltd.	22,100	1,433,453
Kakaku.com, Inc.	48,300	1,322,325
		2,755,778
Consumer Discretionary (3.9%):
Hikari Tsushin, Inc.	5,100	1,196,807
Toyota Motor Corp.	58,400	4,507,390
		5,704,197
Consumer Staples (1.7%):
Kobe Bussan Co. Ltd. (b)	35,100	1,078,604
Toyo Suisan Kaisha Ltd.	29,000	1,411,548
		2,490,152

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (2.1%):
JAFCO Group Co. Ltd.	17,300	$864,637
Mitsubishi UFJ Financial Group, Inc.	235,700	1,043,742
Tokio Marine Holdings, Inc.	22,500	1,159,403
		3,067,782
Health Care (3.2%):
Hoya Corp.	22,100	3,061,180
Shionogi & Co. Ltd.	31,100	1,700,532
		4,761,712
Industrials (4.5%):
en-japan, Inc.	40,200	1,207,763
Fuji Electric Co. Ltd.	14,300	516,249
ITOCHU Corp.	37,400	1,075,785
Nippon Yusen KK	43,600	1,017,369
OKUMA Corp.	23,100	1,295,850
Sanwa Holdings Corp.	139,000	1,623,434
		6,736,450
Information Technology (3.7%):
Fujitsu Ltd.	18,900	2,732,117
Oracle Corp.	12,800	1,668,782
Ulvac, Inc.	25,400	1,089,110
		5,490,009
Real Estate (0.7%):
Sumitomo Realty & Development Co. Ltd.	33,200	1,025,126
Utilities (1.0%):
Chubu Electric Power Co., Inc.	123,700	1,493,026
		33,524,232
Netherlands (4.0%):
Communication Services (1.1%):
Koninklijke KPN NV	550,998	1,674,430
Financials (1.2%):
ING Groep NV (a)	186,173	1,730,786
Industrials (1.1%):
Wolters Kluwer NV	19,239	1,621,168
Information Technology (0.6%):
ASM International NV	4,229	922,739
		5,949,123
New Zealand (0.9%):
Health Care (0.9%):
Fisher & Paykel Healthcare Corp. Ltd.	56,578	1,343,283
Norway (1.3%):
Energy (0.4%):
Aker BP ASA	21,251	537,084

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (0.9%):
SpareBank 1 SMN	123,252	$1,404,979
		1,942,063
Spain (1.0%):
Communication Services (1.0%):
Telefonica SA	368,855	1,466,981
Sweden (2.1%):
Industrials (2.1%):
Atlas Copco AB, Class B	47,952	2,153,440
Epiroc AB, Class B	59,088	997,967
		3,151,407
Switzerland (15.5%):
Consumer Staples (4.9%):
Coca-Cola HBC AG	31,650	1,024,771
Nestle SA, Registered Shares	52,471	6,204,769
		7,229,540
Financials (3.0%):
Cembra Money Bank AG	9,463	1,146,556
Partners Group Holding AG (b)	1,216	1,429,335
UBS Group AG	129,897	1,829,549
		4,405,440
Health Care (6.1%):
Novartis AG, Registered Shares	44,179	4,161,214
Roche Holding AG	13,984	4,872,258
		9,033,472
Industrials (1.5%):
Adecco Group AG	34,153	2,275,476
		22,943,928
United Kingdom (16.9%):
Communication Services (0.9%):
ITV PLC (a)	895,810	1,305,169
Consumer Discretionary (1.6%):
Next PLC (a)	24,183	2,331,529
Consumer Staples (4.6%):
Diageo PLC	73,611	2,912,264
Imperial Brands PLC	117,116	2,456,094
Unilever PLC	23,569	1,413,310
		6,781,668
Energy (2.1%):
BP PLC	358,782	1,237,881
Royal Dutch Shell PLC, Class A	104,830	1,838,067
		3,075,948

See notes to financial statements.

12

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (3.0%):
Close Brothers Group PLC	69,137	$1,303,661
HSBC Holdings PLC	184,437	952,520
Legal & General Group PLC	588,455	2,144,255
		4,400,436
Health Care (0.4%):
Smith & Nephew PLC	29,614	615,064
Materials (4.3%):
Croda International PLC	12,545	1,128,004
Evraz PLC	229,315	1,465,316
Rio Tinto PLC	50,846	3,826,767
		6,420,087
		24,929,901
Total Common Stocks (Cost $114,924,072)		144,980,415
Exchange-Traded Funds (0.3%)
United States (0.3%):
iShares MSCI EAFE ETF	6,037	440,459
Total Exchange-Traded Funds (Cost $341,750)		440,459
Collateral for Securities Loaned^ (3.4%)
United States (3.4%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	86,377	86,377
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	2,967,547	2,967,547
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	43,106	43,106
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	343,716	343,716
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	1,545,414	1,545,414
Total Collateral for Securities Loaned (Cost $4,986,160)		4,986,160
Total Investments (Cost $120,251,982) — 101.8%		150,407,034
Liabilities in excess of other assets — (1.8)%		(2,624,425)
NET ASSETS — 100.00%		$147,782,609

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory RS International VIP Series
ASSETS:
Investments, at value (Cost $120,251,982)	$150,407,034	(a)
Foreign currency, at value (Cost $163,507)	163,296
Cash and cash equivalents	1,730,564
Receivables:
Interest and dividends	11,511
Capital shares issued	32,533
Reclaims	645,277
From Adviser	11,425
Prepaid expenses	2,059
Total Assets	153,003,699
LIABILITIES:
Payables:
Collateral received on loaned securities	4,986,160
Capital shares redeemed	88,856
Accrued expenses and other payables:
Investment advisory fees	98,605
Administration fees	7,583
Custodian fees	9,327
Transfer agent fees	73
Compliance fees	100
Trustees' fees	4
Other accrued expenses	30,382
Total Liabilities	5,221,090
NET ASSETS:
Capital	116,543,272
Total accumulated earnings/(loss)	31,239,337
Net Assets	$147,782,609
Shares (unlimited shares authorized with a par value of $0.001 per share):	8,397,196
Net asset value:	$17.60

(a)  Includes $4,717,450 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory RS International VIP Series
Investment Income:
Dividends	$4,061,727
Non-cash dividends	295,000
Interest	8,348
Securities lending (net of fees)	25,478
Foreign tax withholding	(456,056)
Total Income	3,934,497
Expenses:
Investment advisory fees	1,067,516
Administration fees	81,132
Sub-Administration fees	14,167
Custodian fees	48,834
Transfer agent fees	456
Trustees' fees	12,081
Compliance fees	1,170
Legal and audit fees	23,082
Other expenses	60,015
Total Expenses	1,308,453
Expenses waived/reimbursed by Adviser	(67,482)
Net Expenses	1,240,971
Net Investment Income (Loss)	2,693,526
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	2,307,844
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	3,006,295
Net realized/unrealized gains on investments	5,314,139
Change in net assets resulting from operations	$8,007,665

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$2,693,526	$3,711,382
Net realized gains (losses) from investments	2,307,844	2,838,117
Net change in unrealized appreciation/depreciation on investments	3,006,295	23,830,462
Change in net assets resulting from operations	8,007,665	30,379,961
Change in net assets resulting from distributions to shareholders	(7,693,180)	(12,127,758)
Change in net assets resulting from capital transactions	(1,566,021)	(11,741,589)
Change in net assets	(1,251,536)	6,510,614
Net Assets:
Beginning of period	149,034,145	142,523,531
End of period	$147,782,609	$149,034,145
Capital Transactions:
Proceeds from shares issued	$8,248,594	$2,897,082
Distributions reinvested	7,693,180	12,127,758
Cost of shares redeemed	(17,507,795)	(26,766,429)
Change in net assets resulting from capital transactions	$(1,566,021)	$(11,741,589)
Share Transactions:
Issued	519,213	165,264
Reinvested	439,797	684,295
Redeemed	(1,089,531)	(1,532,898)
Change in Shares	(130,521)	(683,339)

See notes to financial statements.

16

This page is intentionally left blank.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS International VIP Series
Year Ended 12/31/20	$17.48	0.32	0.75	1.07	(0.45)	(0.50)	(0.95)
Year Ended 12/31/19	$15.47	0.43	3.09	3.52	(0.39)	(1.12)	(1.51)
Year Ended 12/31/18	$17.64	0.38	(2.26)	(1.88)	(0.15)	(0.14)	(0.29)
Year Ended 12/31/17	$14.31	0.31	3.36	3.67	(0.34)	—	(0.34)
Year Ended 12/31/16	$14.39	0.30	(0.10)	0.20	(0.31)	—	(0.31)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.23% for the period shown. (See Note 8)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS International VIP Series
Year Ended 12/31/20	—	$17.60	6.24%		0.93%	2.02%	0.98%	$147,783	54%
Year Ended 12/31/19	—	$17.48	22.79%		0.93%	2.49%	0.96%	$149,034	32%
Year Ended 12/31/18	—	$15.47	(10.66)%		0.93%	2.20%	0.94%	$142,524	44%
Year Ended 12/31/17	—	$17.64	25.68%		0.93%	1.93%	0.95%	$181,518	57%
Year Ended 12/31/16	0.03	$14.31	1.60	%(c)	0.90%	2.13%	0.90%	$175,026	110%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory RS International VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Common Stocks	$—	$144,980,415	$—	$144,980,415
Exchange-Traded Funds	440,459	—	—	440,459
Collateral for Securities Loaned	4,986,160	—	—	4,986,160
Total	$5,426,619	$144,980,415	$—	$150,407,034

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction,

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
$4,717,450	$4,717,450	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed on the Statement of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$70,435,661	$75,988,142

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.80% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Effective May 1, 2020, the Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.93%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$15,196	$37,537	$67,482	$120,215

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,686,535	$4,006,645	$7,693,180	$3,274,066	$8,853,692	$12,127,758

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,772,081	$3,187,271	$5,959,352	$25,279,985	$31,239,337

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$125,183,530	$33,069,250	$(7,845,746)	$25,223,504

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of the year ended December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	98.7	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS International VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

29

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,182.80	$1,020.46	$5.10	$4.72	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

For the year ended December 31, 2020, the Fund designated long-term capital gain distributions in the amount of $4,006,645.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2020, were $0.46 and $0.05, respectively.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)
Trustees' and Officers' Information	27
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, and the S&P 500® Index — the most popular proxy for the overall domestic stock market — delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019 — and this despite the unprecedented pandemic. The economy and stocks proved resilient following what was effectively a virtual global economic shutdown in the first quarter. But thanks to the U.S. Federal Reserve (the "Fed") (and central bankers worldwide) and the U.S. Congress, the record fiscal stimulus and highly accommodative monetary policies backstopped the markets and renewed risk-taking among investors.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern of the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility hit an all-time record high.

The Fed subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented shock to the economy, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed has also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly, and that there would be "haves" and "have-nots" in the aftermath.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth quarter was driven by news that effective COVID-19 vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the severe wave of COVID-19 in winter.

5

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Managers' Commentary (continued)

How did Victory RS Large Cap Alpha VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned -0.44% (Class A shares at net asset value) for the year ended December 31, 2020, underperforming the Russell 1000® Value Index (the "Index"), which returned 2.80% during the reporting period.

What strategies did you employ during the reporting period?

The Fund underperformed the Index despite strong stock selection in Communication Services and Information Technology sectors. Negative contributors to stock selection were in Financials and Utilities sectors, as company-specific bets were not rewarded in 2020. However, several of our Technology sectors and Communication Services sectors investments paid off in 2020. Euronet Worldwide and Broadridge, Inc. were significant positive contributors to performance. On the Communication Services side, Facebook, the social media company, as well as Alphabet, the internet search and online media company, performed extremely well. Two of the Fund's positions in the Financials sector in particular detracted from performance: Cincinnati Financial and CBOE Global Markets were negative contributors because of company-specific events. In the end, the Fund underperformed the Index in 2020.

The range of outcomes for 2021, while more optimistic, rests on the rollout and efficacy of recently approved vaccines to fight COVID-19. Volatility, economic activity, and the level of interest rates will be impacted by the level of success of the vaccines. In addition, the U.S. presidential election has resulted in a shift in power, which provides some uncertainty as to how policy decisions may impact the economy and markets.

Interest rates and mortgage rates continue near historically low levels, inflation is nonexistent, and the economy struggles while we await broad distribution of the vaccines. We remain very watchful of inflation, particularly as a result of the size and speed of the monetary and fiscal response to the pandemic. We continue to carefully monitor the corporate debt market, but in general, U.S. corporate balance sheets are in better shape with access to low-cost debt. The Fed has stepped in to provide liquidity to support risk assets, but there does remain some concern regarding insolvency for some businesses if the absolute level of economic activity remains weak.

Equity valuations are in the top decile compared to historical levels, in part due to depressed earnings from COVID-19, but also as a result of multiple expansion in the six largest mega-cap stocks in the S&P 500® Index. Excluding the six largest mega-cap stocks, valuations are more reasonable, particularly if compared to the 10-year U.S. Treasury yield. Recovery in aggregate earnings will be tempered, as certain industries such as hospitality, entertainment, banking, and travel will take longer to return to pre-COVID levels. However, equities continue to look attractive when compared to U.S. Treasurys and high-grade corporate bonds after the flight to safety rally during the crisis. In any case, we feel the values inherent in the portfolio should attract other investors and acquirers over time.

6

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	-0.44%	2.80%	18.40%
Five Year	8.98%	9.74%	15.22%
Ten Year	9.64%	10.50%	13.88%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Large Cap Alpha VIP Series seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (5.4%):
Alphabet, Inc., Class A (a)	15,115	$26,491,154
Facebook, Inc., Class A (a)	80,150	21,893,774
		48,384,928
Consumer Discretionary (8.3%):
Dollar Tree, Inc. (a)	223,380	24,133,975
General Motors Co.	256,200	10,668,168
LKQ Corp. (a)	607,990	21,425,568
Magna International, Inc.	251,690	17,819,652
		74,047,363
Consumer Staples (7.0%):
Keurig Dr Pepper, Inc.	1,089,830	34,874,560
Mondelez International, Inc., Class A	483,210	28,253,289
		63,127,849
Energy (5.1%):
Enterprise Products Partners LP	1,202,360	23,554,233
Hess Corp.	166,890	8,810,123
Pioneer Natural Resources Co.	118,680	13,516,465
		45,880,821
Financials (24.6%):
Aflac, Inc.	307,190	13,660,739
Bank of America Corp.	783,210	23,739,095
Cboe Global Markets, Inc.	121,960	11,356,915
Chubb Ltd.	101,130	15,565,930
Citigroup, Inc.	381,140	23,501,092
Discover Financial Services	211,010	19,102,735
Everest Re Group Ltd.	38,070	8,911,806
JPMorgan Chase & Co.	202,940	25,787,585
KeyCorp	862,770	14,158,056
RenaissanceRe Holdings Ltd.	176,080	29,197,586
U.S. Bancorp	503,930	23,478,099
Voya Financial, Inc.	224,210	13,185,790
		221,645,428
Health Care (13.3%):
Cigna Corp.	125,060	26,034,991
Hill-Rom Holdings, Inc.	178,540	17,491,564
Humana, Inc. (b)	45,180	18,535,999
Johnson & Johnson	80,300	12,637,614
Medtronic PLC	79,680	9,333,715
Pfizer, Inc.	194,910	7,174,637
Quest Diagnostics, Inc.	89,660	10,684,782
UnitedHealth Group, Inc.	49,355	17,307,811
		119,201,113

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Industrials (13.9%):
Dover Corp.	80,570	$10,171,963
Eaton Corp. PLC	151,240	18,169,974
Johnson Controls International PLC	368,000	17,145,120
Parker-Hannifin Corp.	66,430	18,096,196
Raytheon Technologies Corp.	197,391	14,115,430
Sensata Technologies Holding PLC (a)	281,840	14,864,242
Union Pacific Corp.	88,040	18,331,689
United Rentals, Inc. (a)	66,940	15,524,055
		126,418,669
Information Technology (8.6%):
Euronet Worldwide, Inc. (a)	189,400	27,447,848
FleetCor Technologies, Inc. (a)	72,700	19,834,741
Leidos Holdings, Inc.	169,390	17,806,277
Visa, Inc., Class A	58,690	12,837,264
		77,926,130
Materials (3.7%):
Sealed Air Corp.	720,980	33,013,674
Real Estate (3.4%):
Host Hotels & Resorts, Inc.	1,045,860	15,300,932
National Retail Properties, Inc. (b)	371,670	15,208,736
		30,509,668
Utilities (6.1%):
Exelon Corp.	416,300	17,576,186
FirstEnergy Corp.	264,340	8,091,447
Vistra Corp.	1,529,370	30,067,414
		55,735,047
Total Common Stocks (Cost $724,246,211)		895,890,690
See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (2.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	341,052	$341,052
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	11,717,125	11,717,125
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	170,202	170,202
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	1,357,135	1,357,135
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	6,101,946	6,101,946
Total Collateral for Securities Loaned (Cost $19,687,460)		19,687,460
Total Investments (Cost $743,933,671) — 101.6%		915,578,150
Liabilities in excess of other assets — (1.6)%		(14,388,302)
NET ASSETS — 100.00%		$901,189,848

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory RS Large Cap Alpha VIP Series
ASSETS:
Investments, at value (Cost $743,933,671)	$915,578,150	(a)
Cash and cash equivalents	2,901,103
Receivables:
Interest and dividends	619,696
Capital shares issued	21,731
Investments sold	25,125,915
From Adviser	259,205
Prepaid expenses	12,164
Total Assets	944,517,964
LIABILITIES:
Payables:
Collateral received on loaned securities	19,687,460
Investments purchased	22,411,788
Capital shares redeemed	626,580
Accrued expenses and other payables:
Investment advisory fees	377,379
Administration fees	46,390
Custodian fees	6,255
Transfer agent fees	99,706
Compliance fees	619
Trustees' fees	72
Other accrued expenses	71,867
Total Liabilities	43,328,116
NET ASSETS:
Capital	726,540,024
Total accumulated earnings/(loss)	174,649,824
Net Assets	$901,189,848
Shares (unlimited shares authorized with a par value of $0.001 per share):	20,257,747
Net asset value:	$44.49

(a)  Includes $19,486,148 of securities on loan.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividends	$16,434,866
Interest	128,879
Securities lending (net of fees)	21,049
Foreign tax withholding	(52,060)
Total Income	16,532,734
Expenses:
Investment advisory fees	4,096,645
Administration fees	497,922
Sub-Administration fees	11,250
Custodian fees	38,331
Transfer agent fees	1,117,372
Trustees' fees	68,091
Compliance fees	7,188
Legal and audit fees	94,553
Other expenses	116,252
Total Expenses	6,047,604
Expenses waived/reimbursed by Adviser	(1,542,248)
Net Expenses	4,505,356
Net Investment Income (Loss)	12,027,378
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(12,788,108)
Net change in unrealized appreciation/depreciation on investment securities	(6,154,345)
Net realized/unrealized gains (losses) on investments	(18,942,453)
Change in net assets resulting from operations	$(6,915,075)

See notes to financial statements.

13

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$12,027,378	$12,784,675
Net realized gains (losses) from investments	(12,788,108)	55,134,556
Net change in unrealized appreciation/depreciation on investments	(6,154,345)	181,336,352
Change in net assets resulting from operations	(6,915,075)	249,255,583
Change in net assets resulting from distributions to shareholders	(66,563,701)	(147,135,028)
Change in net assets resulting from capital transactions	15,973,696	9,584,172
Change in net assets	(57,505,080)	111,704,727
Net Assets:
Beginning of period	958,694,928	846,990,201
End of period	$901,189,848	$958,694,928
Capital Transactions:
Proceeds from shares issued	$47,198,944	$4,367,525
Distributions reinvested	66,563,701	147,135,028
Cost of shares redeemed	(97,788,949)	(141,918,381)
Change in net assets resulting from capital transactions	$15,973,696	$9,584,172
Share Transactions:
Issued	1,205,003	85,475
Reinvested	1,510,096	3,050,512
Redeemed	(2,316,973)	(2,771,086)
Change in Shares	398,126	364,901

See notes to financial statements.

14

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15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholder From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS Large Cap Alpha VIP Series
Year Ended 12/31/20	$48.27	0.62	(0.90)	(0.28)	(0.56)	(2.94)	(3.50)
Year Ended 12/31/19	$43.45	0.70	12.75	13.45	(0.48)	(8.15)	(8.63)
Year Ended 12/31/18	$54.01	0.60	(5.44)	(4.84)	(0.02)	(5.70)	(5.72)
Year Ended 12/31/17	$45.98	0.51	8.07	8.58	(0.55)	—	(0.55)
Year Ended 12/31/16	$44.26	0.50	3.50	4.00	(0.52)	(1.76)	(2.28)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Large Cap Alpha VIP Series
Year Ended 12/31/20	—		$44.49	(0.44)%		0.55%	1.47%	0.74%	$901,190	101%
Year Ended 12/31/19	—		$48.27	31.16%		0.55%	1.37%	0.73%	$958,695	50%
Year Ended 12/31/18	—		$43.45	(9.00)%		0.55%	1.10%	0.62%	$846,990	60%
Year Ended 12/31/17	—		$54.01	18.67%		0.55%	1.02%	0.60%	$1,060,740	56%
Year Ended 12/31/16	—	(c)	$45.98	9.03	%(d)	0.54%	1.12%	0.54%	$1,020,600	84%

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Common Stocks	$895,890,690	$—	$—	$895,890,690
Collateral for Securities Loaned	19,687,460	—	—	19,687,460
Total	$915,578,150	$—	$—	$915,578,150

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$19,486,148	$19,486,148	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$808,965,339	$815,578,764

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.55%.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$690,695	$1,698,805	$1,542,248	$3,931,748

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

As of December 31, 2020, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$4,635	$(4,635)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$11,160,516	$55,403,185	$66,563,701	$9,475,017	$137,660,011	$147,135,028

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$12,039,804	$12,039,804	$(3,341,148)	$165,951,168	$174,649,824

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and partnership investments.

As of December 31, 2020, the Fund had short-term capital loss carryforwards of $3,341,148.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$749,626,982	$185,423,957	$(19,472,789)	$165,951,168

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	99.9	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,226.50	$1,022.37	$3.08	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2020, the Fund designated long-term capital gain distributions in the amount of $55,403,185.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the three-year period, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	9
Investment Objective & Portfolio Holdings (Unaudited)	10
Schedule of Portfolio Investments	11
Financial Statements
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Supplemental Information (Unaudited)
Trustees' and Officers' Information	29
Proxy Voting and Portfolio Holdings Information	32
Expense Example	32
Additional Federal Income Tax Information	33
Advisory Contract Renewal	34
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth quarter was driven by news that effective COVID-19 vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

5

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Managers' Commentary (continued)

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Small Cap Growth Equity VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 38.06% for the year ended December 31, 2020, outperforming the Russell 2000® Growth Index, which returned 34.63% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund outperformed due to outsized outperformance in the Technology, Health Care, and Producer Durables sectors. Stock selection in Financial Services and Consumer Discretionary sectors offset some of the Fund's positive relative performance.

Within the Technology sector, contributors included Bandwidth Inc. ("Bandwidth"), a strong contributor to performance in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. Some popular applications that use Bandwidth on the market today include Google, Skype and RingCentral. The software allows businesses to easily enhance their products and services with advanced text and voice capabilities offering enterprises end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network that provides a unique competitive moat in the communications platform market. The stock performed exceptionally well in the calendar year given strong execution and the unexpected tailwind the work-from-home environment provided for their customer base, including Zoom and Webex.

Another top contributor within Technology was Wix.com ("Wix"), a developer and marketer of a cloud-based platform that enables anyone to create a website or web application. Wix showed its resilience to COVID-19 at the beginning of the year as it reported a solid first quarter with collections and revenue up 24% year-over-year, in line with prior guidance. At the time, they did highlight a few negative trends due to the virus, including a slight increase in cancellations, but those trends reversed sharply for the remainder of the year as the demand for the company's tools accelerated the migration of small businesses to having an online presence by years, as well as producing a spike in new online business formation following a rise in unemployment. We believe the tailwind from this trend will continue.

Health Care sector holding Fate Therapeutics ("Fate") was another strong contributor in 2020. Fate is a biotechnology company that engages in the development of programmed cellular immunotherapies for cancer and immune disorders. We own shares of Fate given

6

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Managers' Commentary (continued)

the view that it has the most disruptive technology in the cell therapy space and the best opportunity to achieve a true off-the-shelf therapeutic with drug-like properties in line with broadly used antibody therapeutics. The stock performed exceptionally well during the year, driven in part by strong Phase 1 data for their FT516 in combination with rituximab for patients with relapsed / refractory B-cell lymphoma that showed responses to the treatment and suggests there may be a clinical benefit allowing the body's cells to recognize, bind, and kill antibody-coated cancer cells.

Within the Financial Services sector, a material driver of underperformance was holding EVO Payments Inc. ("EVO"). EVO is a global merchant acquirer and payment processor with exclusive global financial institution referral partnerships. We initially purchased EVO given the long-term secular tailwinds supporting their business given the shift toward electronic payments, while exclusive bank partnerships present a significant moat and efficient customer acquisition strategy given these relationships extend multiple years. The stock struggled during the year as investors became concerned with the ability of the company to service its debt should the impact of the coronavirus be more prolonged than expected. The company reacted to these concerns by raising $150 million in perpetual convertible notes to pay down its debt, which we believed would allow investors to focus on the strong long-term fundamentals.

Within the Health Care sector, the largest detractor to performance was biotechnology holding bluebird bio, Inc. ("bluebird"). bluebird is a biotechnology company that uses an HIV-1 virus, lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Late in 2019, bluebird shared strong results in a number of trials, including their phase 2 registrational study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird underwhelmed at the start of the year given expectations that the COVID-19 pandemic will shift the timing of enrollment and completion of a number of their other clinical studies primarily designed to expand the market opportunity once products are approved. The stock struggled to regain the confidence of investors as the company shared that their market expansion studies will be delayed or in some cases halted, though we believe these actions will reduce their cash burn and that the net impact to bluebird will be less than the impact to competitors that do not have pivotal trials that are already fully enrolled, which we feel will widen first mover advantages over competition.

Within the Consumer Discretionary sector, a material driver of relative underperformance was within Consumer Services, driven in part by Education holding Strategic Education, Inc. ("Strategic Education"). Strategic Education is an education company that offers its programs both online and on-site, with 74 campuses across 16 states and the District of Columbia, with 83% of program seats online. We purchased shares of the company given the company's new campus growth, technology, and favorable regulatory environment. The company was under pressure given weaker than expected earnings as well as reduced guidance, given the sensitivity of their undergraduate population to employment rates. We continue to hold the position given favorable longer-term trends for online education, and the uptick in

7

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Managers' Commentary (continued)

inquiries, visits, and information requests given the shifting value proposal of their offering relative to traditional campuses.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift, as it is rare that we can own our full "wish list" roster of companies. We are confident that our process will allow us to take advantage of this dynamic environment.

8

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000® Growth Index[1]	Russell 2000® Index[2]
One Year	38.06%	34.63%	19.96%
Five Year	19.77%	16.36%	13.26%
Ten Year	16.55%	13.48%	11.20%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

9

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Small Cap Growth Equity VIP Series seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

10

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (96.5%)
Biotechnology (20.8%):
Allogene Therapeutics, Inc. (a) (b)	25,790	$650,940
Amicus Therapeutics, Inc. (a)	76,939	1,776,522
Apellis Pharmaceuticals, Inc. (a)	35,210	2,014,011
Arcus Biosciences, Inc. (a)	28,190	731,812
Arena Pharmaceuticals, Inc. (a)	12,610	968,826
Ascendis Pharma A/S, ADR (a)	6,060	1,010,687
Avidity Biosciences, Inc. (a) (b)	20,050	511,676
Bioxcel Therapeutics, Inc. (a) (b)	16,630	768,306
bluebird bio, Inc. (a)	19,152	828,707
Blueprint Medicines Corp. (a) (b)	11,896	1,334,136
Celyad SA, ADR (a)	18,160	141,648
Constellation Pharmaceuticals, Inc. (a) (b)	28,570	822,816
CytomX Therapeutics, Inc. (a)	57,580	377,149
Epizyme, Inc. (a)	62,300	676,578
Equillium, Inc. (a)	51,717	276,686
Fate Therapeutics, Inc. (a)	31,220	2,838,834
Five Prime Therapeutics, Inc. (a)	20,820	354,148
Generation Bio Co. (a) (b)	17,250	489,038
Invitae Corp. (a) (b)	26,770	1,119,254
Iovance Biotherapeutics, Inc. (a)	32,184	1,493,338
Kura Oncology, Inc. (a)	37,280	1,217,565
Mirati Therapeutics, Inc. (a)	7,570	1,662,675
Myovant Sciences Ltd. (a)	43,193	1,192,991
Opthea Ltd., ADR (a)	35,380	401,917
ORIC Pharmaceuticals, Inc. (a)	27,300	924,105
Replimune Group, Inc. (a)	23,290	888,514
Sage Therapeutics, Inc. (a)	11,800	1,020,818
SpringWorks Therapeutics, Inc. (a)	14,680	1,064,594
Turning Point Therapeutics, Inc. (a)	970	118,195
Twist Bioscience Corp. (a)	13,130	1,855,138
		29,531,624
Communication Services (4.1%):
Bandwidth, Inc., Class A (a) (b)	25,600	3,933,952
EverQuote, Inc., Class A (a) (b)	21,680	809,748
Vonage Holdings Corp. (a)	86,086	1,108,357
		5,852,057
Communications Equipment (1.0%):
Viavi Solutions, Inc. (a)	92,760	1,389,081
Consumer Discretionary (8.4%):
Arco Platform Ltd., Class A (a) (b)	40,540	1,438,765
Brinker International, Inc.	12,970	733,713
Canada Goose Holdings, Inc. (a)	21,860	650,772
Churchill Downs, Inc.	9,370	1,825,182
Fox Factory Holding Corp. (a)	11,380	1,202,980
Lithia Motors, Inc., Class A	4,520	1,322,868
Meritage Homes Corp. (a)	10,310	853,874

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Ollie's Bargain Outlet Holdings, Inc. (a) (b)	9,530	$779,268
Skyline Champion Corp. (a)	22,130	684,702
Wingstop, Inc.	5,630	746,257
YETI Holdings, Inc. (a)	26,240	1,796,653
		12,035,034
Consumer Staples (6.4%):
BellRing Brands, Inc., Class A (a)	66,410	1,614,427
BJ's Wholesale Club Holdings, Inc. (a)	38,880	1,449,446
elf Beauty, Inc. (a)	80,870	2,037,115
Freshpet, Inc. (a)	19,310	2,741,827
Hostess Brands, Inc. (a) (b)	89,180	1,305,595
		9,148,410
Electronic Equipment, Instruments & Components (1.0%):
Itron, Inc. (a)	14,930	1,431,787
Financials (3.9%):
Green Dot Corp., Class A (a)	16,010	893,358
LendingTree, Inc. (a)	1,990	544,842
PRA Group, Inc. (a)	46,390	1,839,827
Walker & Dunlop, Inc.	25,730	2,367,675
		5,645,702
Health Care Equipment & Supplies (4.8%):
CryoPort, Inc. (a) (b)	18,480	810,902
Eargo, Inc. (a) (b)	9,410	421,756
iRhythm Technologies, Inc. (a) (b)	6,700	1,589,307
Nevro Corp. (a) (b)	10,870	1,881,598
Silk Road Medical, Inc. (a) (b)	20,490	1,290,460
SmileDirectClub, Inc. (a) (b)	69,670	831,860
		6,825,883
Health Care Providers & Services (2.9%):
Hanger, Inc. (a)	29,680	652,663
HealthEquity, Inc. (a)	16,640	1,159,974
LHC Group, Inc. (a)	11,040	2,355,053
		4,167,690
Health Care Technology (2.3%):
Health Catalyst, Inc. (a) (b)	30,226	1,315,738
Inspire Medical System, Inc. (a)	10,180	1,914,756
		3,230,494
Industrials (14.8%):
Advanced Drainage Systems, Inc.	27,200	2,273,376
Builders FirstSource, Inc. (a)	28,830	1,176,552
Chart Industries, Inc. (a)	10,910	1,285,089
ESCO Technologies, Inc.	7,930	818,535
Evoqua Water Technologies Corp. (a)	64,770	1,747,494
FTI Consulting, Inc. (a)	13,170	1,471,352
Kornit Digital Ltd. (a)	11,520	1,026,778
Mercury Systems, Inc. (a)	26,080	2,296,605

See notes to financial statements.

12

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Plug Power, Inc. (a)	41,530	$1,408,282
Saia, Inc. (a)	10,060	1,818,848
Simpson Manufacturing Co., Inc.	19,420	1,814,799
SiteOne Landscape Supply, Inc. (a)	13,710	2,174,817
Sunrun, Inc. (a)	9,860	684,087
Watts Water Technologies, Inc., Class A	9,180	1,117,206
		21,113,820
IT Services (6.3%):
Evo Payments, Inc., Class A (a)	23,740	641,217
LiveRamp Holdings, Inc. (a)	26,370	1,930,021
Repay Holdings Corp. (a)	46,420	1,264,945
Shift4 Payments, Inc., Class A (a)	17,510	1,320,254
Wix.com Ltd. (a)	9,600	2,399,616
WNS Holdings Ltd., ADR (a)	18,956	1,365,780
		8,921,833
Materials (0.3%):
Kronos Bio, Inc. (a) (b)	16,110	481,206
Pharmaceuticals (1.7%):
Compass Pathways PLC, ADR (a)	12,350	588,354
GW Pharmaceuticals PLC, ADR (a)	7,250	836,722
PMV Pharmaceuticals, Inc. (a)	15,700	965,707
		2,390,783
Semiconductors & Semiconductor Equipment (7.0%):
Advanced Energy Industries, Inc. (a)	18,780	1,821,097
CMC Materials, Inc.	8,520	1,289,076
Lattice Semiconductor Corp. (a)	61,740	2,828,926
MACOM Technology Solutions Holdings, Inc. (a)	46,690	2,569,818
Silicon Laboratories, Inc. (a)	11,580	1,474,597
		9,983,514
Software (10.8%):
ACI Worldwide, Inc. (a)	42,790	1,644,420
Avaya Holdings Corp. (a)	137,150	2,626,423
Envestnet, Inc. (a)	18,000	1,481,220
Everbridge, Inc. (a) (b)	16,500	2,459,655
Five9, Inc. (a)	4,170	727,248
Q2 Holdings, Inc. (a)	10,340	1,308,320
Telos Corp. (a)	34,080	1,123,958
Varonis Systems, Inc. (a)	24,410	3,993,720
		15,364,964
Total Common Stocks (Cost $91,547,271)		137,513,882

See notes to financial statements.

13

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (10.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	267,856	$267,856
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	9,202,431	9,202,431
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	133,674	133,674
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	1,065,871	1,065,871
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	4,792,365	4,792,365
Total Collateral for Securities Loaned (Cost $15,462,197)		15,462,197
Total Investments (Cost $107,009,468) — 107.3%		152,976,079
Liabilities in excess of other assets — (7.3)%		(10,356,274)
NET ASSETS — 100.00%		$142,619,805

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory RS Small Cap Growth Equity VIP Series
ASSETS:
Investments, at value (Cost $107,009,468)	$152,976,079	(a)
Cash and cash equivalents	5,426,967
Receivables:
Interest and dividends	11,976
Capital shares issued	128,501
Investments sold	343,909
From Adviser	24,119
Prepaid expenses	1,652
Total Assets	158,913,203
LIABILITIES:
Payables:
Collateral received on loaned securities	15,462,197
Investments purchased	376,438
Capital shares redeemed	323,037
Accrued expenses and other payables:
Investment advisory fees	88,134
Administration fees	7,240
Custodian fees	1,098
Transfer agent fees	12,957
Compliance fees	95
Trustees' fees	3
Other accrued expenses	22,199
Total Liabilities	16,293,398
NET ASSETS:
Capital	89,129,830
Total accumulated earnings/(loss)	53,489,975
Net Assets	$142,619,805
Shares (unlimited shares authorized with a par value of $0.001 per share):	7,164,766
Net asset value:	$19.91

(a)  Includes $14,710,678 of securities on loan.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividends	$140,599
Interest	9,504
Securities lending (net of fees)	55,043
Total Income	205,146
Expenses:
Investment advisory fees	799,953
Administration fees	64,791
Sub-Administration fees	14,167
Custodian fees	7,618
Transfer agent fees	137,471
Trustees' fees	9,471
Compliance fees	913
Legal and audit fees	19,301
Other expenses	26,277
Total Expenses	1,079,962
Expenses waived/reimbursed by Adviser	(140,421)
Net Expenses	939,541
Net Investment Income (Loss)	(734,395)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	8,584,790
Net change in unrealized appreciation/depreciation on investment securities	29,908,291
Net realized/unrealized gains (losses) on investments	38,493,081
Change in net assets resulting from operations	$37,758,686

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(734,395)	$(561,672)
Net realized gains (losses) from investments	8,584,790	20,085,016
Net change in unrealized appreciation/depreciation on investments	29,908,291	13,360,263
Change in net assets resulting from operations	37,758,686	32,883,607
Change in net assets resulting from distributions to shareholders	(19,457,968)	(21,884,620)
Change in net assets resulting from capital transactions	19,206,752	5,057,374
Change in net assets	37,507,470	16,056,361
Net Assets:
Beginning of period	105,112,335	89,055,974
End of period	$142,619,805	$105,112,335
Capital Transactions:
Proceeds from shares issued	$22,558,627	$5,861,988
Distributions reinvested	19,457,968	21,884,620
Cost of shares redeemed	(22,809,843)	(22,689,234)
Change in net assets resulting from capital transactions	$19,206,752	$5,057,374
Share Transactions:
Issued	1,239,679	305,660
Reinvested	992,247	1,330,372
Redeemed	(1,339,193)	(1,188,577)
Change in Shares	892,733	447,455

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distributions
Victory RS Small Cap Growth Equity VIP Series
Year Ended 12/31/20	$16.76	(0.12)	6.45	6.33	(3.18)	(3.18)
Year Ended 12/31/19	$15.29	(0.10)	5.95	5.85	(4.38)	(4.38)
Year Ended 12/31/18	$20.48	(0.10)	(1.62)	(1.72)	(3.47)	(3.47)
Year Ended 12/31/17	$14.82	(0.05)	5.71	5.66	—	—
Year Ended 12/31/16	$14.61	(0.05)	0.25	0.20	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory RS Small Cap Growth Equity VIP Series
Year Ended 12/31/20	—	$19.91	38.06%		0.88%	(0.69)%	1.01%	$142,620	74%
Year Ended 12/31/19	—	$16.76	38.78%		0.88%	(0.54)%	1.01%	$105,112	90%
Year Ended 12/31/18	—	$15.29	(8.25)%		0.88%	(0.44)%	0.89%	$89,056	76%
Year Ended 12/31/17	—	$20.48	38.19%		0.87%	(0.30)%	0.87%	$111,470	71%
Year Ended 12/31/16	0.01	$14.82	1.44	%(c)	0.88%	(0.39)%	0.88%	$97,242	91%

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$137,513,882	$—	$—	$137,513,882
Collateral for Securities Loaned	15,462,197	—	—	15,462,197
Total	$152,976,079	$—	$—	$152,976,079

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$14,710,678	$14,710,678	$—	$—	$—	$—

*    Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$77,785,093	$81,531,823

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.75% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.88%.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$5,628	$133,480	$140,421	$279,529

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Small Capitalization Stock Risk — Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$402,985	$(402,985)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$990,940	$18,467,028	$19,457,968	$77,122	$21,807,498	$21,884,620

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$8,854,540	$8,854,540	$44,635,435	$53,489,975

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$108,340,644	$49,075,765	$(4,440,330)	$44,635,435

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	83.8	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

28

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,016.10	$1,020.71	$5.18	$4.47	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 23%.

Dividends qualified for corporate dividends received deductions of 29%.

For the year ended December 31, 2020, the Fund designated short-term and long-term capital gain distributions in the amount of $990,940 and $18,467,028, respectively.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the three- and ten-year periods, and underperformed the peer group median for the one- and five-year periods.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory 500 Index VIP Series
(formerly Victory S&P 500 Index VIP Series)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)
Trustees' and Officers' Information	37
Proxy Voting and Portfolio Holdings Information	40
Expense Example	40
Additional Federal Income Tax Information	41
Advisory Contract Renewal	42
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Variable Insurance Funds

Victory 500 Index VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

In an unprecedented 2020, investors witnessed a tale of two markets.

The year 2020 started strong, with the positive market momentum carrying over from 2019. By the end of February, however, there was a historic global financial market panic selloff as the spread of disease caused by a novel coronavirus ("COVID-19") caused a sharp decline in expectations for economic growth and corporate earnings.

The U.S. Federal Reserve (the "Fed") quickly stepped into the market panic and provided an armada of liquidity programs, such as quantitative easing, which resulted in a rebound in investor confidence. This return of confidence led an equally remarkable rally through the rest of the year, despite some periods of fear and concerns around a resurgence of the virus. The remainder of the year brought a dramatic reversal from the difficult environment that characterized the first three months. While COVID-19 cases continued to rise, particularly in the final two weeks of June, investors grew increasingly confident that the economy would be able to recover from its sharp downturn led by a series of better-than-expected economic reports coupled with the aggressive response by the Fed. In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds.

Despite ongoing uncertainty regarding the economic outlook, investors continued to display a robust appetite for risk. The near-zero interest rate policy of the Fed, together with the ultra-low rates in place in other major world economies, as well as greater appetite for fiscal spending, was a key catalyst for market performance.

Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely, not least an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

As the dust settled on a tumultuous and historic year, global financial markets reflected the optimism of a reflating global economic environment in a post-pandemic future. All the major global equity market indexes had posted strong returns, with bonds following suit. In the United States, large-cap value stocks had a very strong rebound in the fourth quarter in anticipation of economic reflation. However, those returns were still dwarfed by the enormous annual returns posted by large-cap growth stocks, led by the technology and consumer discretionary 'stay-at-home' stocks.

Victory Variable Insurance Funds

Victory 500 Index VIP Series (continued)

Managers' Commentary (continued)

•  How did Victory 500 Index VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Fund returned 20.13% for the year ended December 31, 2020, closely tracking the Index, which returned 21.56% for the reporting period.

•  What strategies did you employ during the reporting period?

During the year, the Fund's strong absolute return was led by Technology and Consumer Discretionary sectors, which more than offset negative contributions from the Energy and Financials sectors.

Victory Variable Insurance Funds

Victory 500 Index VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	8/25/99
	Net Asset Value	S&P 500® Index[1]	Victory US Large Cap 500 Index[2]
One Year	20.13%	18.40%	21.56%
Five Year	15.32%	15.22%	15.95%
Ten Year	13.79%	13.88%	14.15%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

Victory 500 Index VIP Series — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, and it is not possible to invest directly in an index.

2The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. Effective February 28, 2020, this index replaced The S&P 500® Index as the benchmark the Fund tracks. This index does not include the effect of sale charges, commissions, expenses or taxes, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Variable Insurance Funds Victory 500 Index VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory 500 Index VIP Series seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (11.0%):
Activision Blizzard, Inc.	2,469	$229,247
Alphabet, Inc., Class C (a)	1,963	3,438,939
Altice USA, Inc., Class A (a) (b)	238	9,013
AT&T, Inc.	23,258	668,900
Cable One, Inc. (b)	15	33,416
CenturyLink, Inc.	3,204	31,239
Charter Communications, Inc., Class A (a)	453	299,682
Comcast Corp., Class A	14,282	748,377
Discovery, Inc., Class A (a) (b)	418	12,578
DISH Network Corp., Class A (a)	722	23,349
Electronic Arts, Inc.	937	134,553
Facebook, Inc., Class A (a)	7,243	1,978,498
Fox Corp., Class A	1,018	29,644
IAC/InterActiveCorp. (a)	211	39,953
Liberty Broadband Corp., Class A (a)	703	110,779
Liberty Media Corp-Liberty SiriusXM, Class A (a)	897	38,741
Live Nation Entertainment, Inc. (a)	515	37,842
Match Group, Inc. (a)	777	117,475
Netflix, Inc. (a)	1,412	763,511
Omnicom Group, Inc.	687	42,848
Pinterest, Inc., Class A (a)	289	19,045
Sirius XM Holdings, Inc. (b)	3,796	24,181
Snap, Inc., Class A (a)	3,012	150,811
Take-Two Interactive Software, Inc. (a)	371	77,090
The Walt Disney Co. (a)	5,287	957,899
T-Mobile U.S., Inc. (a)	2,047	276,038
Twitter, Inc. (a)	2,541	137,595
Verizon Communications, Inc.	13,222	776,793
ViacomCBS, Inc., Class B	1,672	62,299
Warner Music Group Corp., Class A	263	9,991
Zillow Group, Inc., Class C (a)	296	38,421
ZoomInfo Technologies, Inc., Class A (a) (b)	160	7,717
		11,326,464
Communications Equipment (0.9%):
Arista Networks, Inc. (a)	203	58,986
Cisco Systems, Inc.	13,792	617,192
Motorola Solutions, Inc.	547	93,023
Palo Alto Networks, Inc. (a)	301	106,972
Ubiquiti, Inc. (b)	22	6,127
		882,300
Consumer Discretionary (12.6%):
Advance Auto Parts, Inc.	219	34,495
Amazon.com, Inc. (a)	1,483	4,830,026
AutoZone, Inc. (a)	75	88,908
Best Buy Co., Inc.	792	79,034
Booking Holdings, Inc. (a)	134	298,454
See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Burlington Stores, Inc. (a)	178	$46,556
CarMax, Inc. (a)	502	47,419
Carvana Co. (a)	35	8,384
Chewy, Inc., Class A (a) (b)	166	14,922
Chipotle Mexican Grill, Inc. (a)	88	122,030
D.R. Horton, Inc.	1,102	75,950
Darden Restaurants, Inc.	367	43,717
Dollar General Corp.	724	152,257
Dollar Tree, Inc. (a)	768	82,975
Domino's Pizza, Inc.	116	44,481
eBay, Inc.	2,226	111,857
Etsy, Inc. (a)	412	73,299
Expedia Group, Inc.	432	57,197
Ford Motor Co.	12,575	110,534
General Motors Co.	3,983	165,852
Genuine Parts Co.	461	46,298
Hasbro, Inc.	400	37,416
Hilton Worldwide Holdings, Inc.	858	95,461
Las Vegas Sands Corp.	1,128	67,229
Lennar Corp., Class A	847	64,567
Lowe's Cos., Inc.	2,316	371,741
Marriott International, Inc., Class A	925	122,026
McDonald's Corp.	2,227	477,870
MGM Resorts International	1,358	42,791
NIKE, Inc., Class B	4,127	583,847
NVR, Inc. (a)	12	48,958
O'Reilly Automotive, Inc. (a)	234	105,901
Peloton Interactive, Inc., Class A (a)	136	20,634
Pool Corp.	120	44,700
PulteGroup, Inc.	857	36,954
Roku, Inc. (a)	64	21,249
Ross Stores, Inc.	1,003	123,178
Royal Caribbean Cruises Ltd. (b)	586	43,768
Starbucks Corp.	3,750	401,175
Target Corp.	1,634	288,450
Tesla, Inc. (a)	2,508	1,769,821
The Home Depot, Inc.	3,514	933,389
The TJX Cos., Inc.	3,919	267,629
Tiffany & Co.	375	49,294
Tractor Supply Co.	380	53,420
Ulta Beauty, Inc. (a)	184	52,837
VF Corp.	1,112	94,976
Wayfair, Inc., Class A (a) (b)	154	34,775
Whirlpool Corp.	181	32,669
Yum! Brands, Inc.	891	96,727
		12,918,097
Consumer Staples (6.5%):
Altria Group, Inc.	5,683	233,003
Archer-Daniels-Midland Co.	1,740	87,713
Brown-Forman Corp., Class B	855	67,913

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Campbell Soup Co.	706	$34,135
Church & Dwight Co., Inc.	751	65,510
Colgate-Palmolive Co.	2,709	231,647
Conagra Brands, Inc.	1,477	53,556
Constellation Brands, Inc., Class A	544	119,163
Costco Wholesale Corp.	1,395	525,608
General Mills, Inc.	1,995	117,306
Hormel Foods Corp.	964	44,932
Kellogg Co.	886	55,136
Keurig Dr Pepper, Inc.	2,369	75,808
Kimberly-Clark Corp.	1,110	149,661
McCormick & Co., Inc.	641	61,280
Mondelez International, Inc., Class A	4,570	267,208
Monster Beverage Corp. (a)	1,179	109,034
PepsiCo, Inc.	4,511	668,981
Philip Morris International, Inc.	5,083	420,822
Sysco Corp.	1,627	120,821
The Boston Beer Co., Inc., Class A (a)	21	20,880
The Clorox Co.	403	81,374
The Coca-Cola Co.	13,436	736,830
The Estee Lauder Cos., Inc., Class A	657	174,887
The Hershey Co.	457	69,615
The J.M. Smucker Co.	368	42,541
The Kraft Heinz Co. (b)	2,352	81,520
The Kroger Co.	2,501	79,432
The Procter & Gamble Co.	7,923	1,102,406
Tyson Foods, Inc., Class A	801	51,616
Walgreens Boots Alliance, Inc.	2,469	98,464
Walmart, Inc.	4,860	700,569
		6,749,371
Electronic Equipment, Instruments & Components (0.5%):
Amphenol Corp., Class A	894	116,908
CDW Corp.	467	61,546
Cognex Corp.	522	41,909
Corning, Inc.	2,494	89,784
Keysight Technologies, Inc. (a)	554	73,178
Trimble, Inc. (a)	713	47,607
Zebra Technologies Corp. (a)	174	66,873
		497,805
Energy (2.1%):
Baker Hughes Co.	2,202	45,912
Cheniere Energy, Inc. (a)	823	49,405
Chevron Corp.	6,283	530,599
ConocoPhillips	3,449	137,926
EOG Resources, Inc.	1,603	79,942
Exxon Mobil Corp.	13,365	550,905
Halliburton Co.	2,825	53,392
Hess Corp.	855	45,135
Kinder Morgan, Inc.	6,922	94,624

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Marathon Petroleum Corp.	2,101	$86,897
Occidental Petroleum Corp.	3,039	52,605
ONEOK, Inc.	1,420	54,500
Phillips 66	1,426	99,734
Pioneer Natural Resources Co.	503	57,287
Schlumberger Ltd.	4,448	97,100
The Williams Cos., Inc.	3,961	79,418
Valero Energy Corp.	1,317	74,503
		2,189,884
Financials (10.0%):
Aflac, Inc.	2,244	99,791
American Express Co.	2,241	270,959
American International Group, Inc.	2,723	103,093
Ameriprise Financial, Inc.	385	74,817
Annaly Capital Management, Inc.	4,516	38,160
Arch Capital Group Ltd. (a)	1,172	42,274
Arthur J. Gallagher & Co.	621	76,824
Bank of America Corp.	26,155	792,758
Berkshire Hathaway, Inc., Class B (a)	7,056	1,636,075
BlackRock, Inc., Class A	498	359,328
Brown & Brown, Inc.	751	35,605
Capital One Financial Corp.	1,493	147,583
Cincinnati Financial Corp.	486	42,462
Citigroup, Inc.	6,652	410,162
Citizens Financial Group, Inc.	1,291	46,166
CME Group, Inc.	924	168,214
Discover Financial Services	990	89,625
FactSet Research Systems, Inc.	119	39,568
Fifth Third Bancorp	2,080	57,346
First Republic Bank	553	81,252
Franklin Resources, Inc. (b)	1,023	25,565
Intercontinental Exchange, Inc.	1,832	211,211
JPMorgan Chase & Co.	9,740	1,237,663
KeyCorp	2,919	47,901
M&T Bank Corp.	419	53,339
Markel Corp. (a)	43	44,432
MarketAxess Holdings, Inc.	123	70,179
Marsh & McLennan Cos., Inc.	1,551	181,466
MetLife, Inc.	2,628	123,384
Moody's Corp.	561	162,825
Morgan Stanley	4,910	336,482
MSCI, Inc.	271	121,010
Nasdaq, Inc.	361	47,919
Northern Trust Corp.	679	63,242
Principal Financial Group, Inc.	821	40,730
Prudential Financial, Inc.	1,279	99,852
Regions Financial Corp.	3,069	49,472
S&P Global, Inc.	760	249,835
State Street Corp.	1,151	83,770
SVB Financial Group (a)	169	65,543

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Synchrony Financial	1,585	$55,015
T. Rowe Price Group, Inc.	731	110,666
The Allstate Corp.	992	109,051
The Bank of New York Mellon Corp.	2,801	118,874
The Blackstone Group, Inc., Class A	2,200	142,582
The Charles Schwab Corp.	5,187	275,118
The Goldman Sachs Group, Inc.	1,123	296,146
The Hartford Financial Services Group, Inc.	1,157	56,670
The PNC Financial Services Group, Inc.	1,368	203,832
The Progressive Corp.	1,911	188,959
The Travelers Cos., Inc.	775	108,787
Tradeweb Markets, Inc., Class A	141	8,805
Truist Financial Corp.	4,354	208,687
U.S. Bancorp	4,710	219,439
W.R. Berkley Corp.	410	27,232
Wells Fargo & Co.	13,352	402,963
		10,460,708
Health Care (13.1%):
10X Genomics, Inc., Class A (a)	38	5,381
Abbott Laboratories	5,785	633,401
AbbVie, Inc.	5,702	610,968
ABIOMED, Inc. (a)	137	44,415
Agilent Technologies, Inc.	967	114,580
Alexion Pharmaceuticals, Inc. (a)	707	110,462
Align Technology, Inc. (a)	238	127,182
Alnylam Pharmaceuticals, Inc. (a)	271	35,222
AmerisourceBergen Corp.	505	49,369
Amgen, Inc.	1,780	409,257
Anthem, Inc.	803	257,835
Avantor, Inc. (a)	1,590	44,759
Baxter International, Inc.	1,650	132,396
Becton, Dickinson & Co.	937	234,456
Biogen, Inc. (a)	444	108,718
BioMarin Pharmaceutical, Inc. (a)	449	39,373
Bio-Rad Laboratories, Inc., Class A (a)	62	36,142
Boston Scientific Corp. (a)	4,624	166,233
Bristol-Myers Squibb Co.	7,376	457,533
Cardinal Health, Inc.	948	50,775
Catalent, Inc. (a)	464	48,288
Centene Corp. (a)	1,614	96,888
Cerner Corp.	1,001	78,558
Charles River Laboratories International, Inc. (a)	157	39,228
Cigna Corp.	1,142	237,742
CVS Health Corp.	4,047	276,410
Danaher Corp.	2,294	509,590
DaVita, Inc. (a)	262	30,759
DexCom, Inc. (a)	284	105,000
Edwards Lifesciences Corp. (a)	2,034	185,562
Elanco Animal Health, Inc. (a)	1,038	31,835
Eli Lilly & Co.	2,892	488,285

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Exact Sciences Corp. (a)	475	$62,933
Gilead Sciences, Inc.	3,618	210,785
HCA Healthcare, Inc.	849	139,627
Hologic, Inc. (a)	627	45,664
Horizon Therapeutics PLC (a)	705	51,571
Humana, Inc.	396	162,467
IDEXX Laboratories, Inc. (a)	275	137,464
Illumina, Inc. (a)	411	152,070
Incyte Corp. (a)	602	52,362
Insulet Corp. (a)	152	38,856
Intuitive Surgical, Inc. (a)	368	301,062
IQVIA Holdings, Inc. (a)	619	110,906
Johnson & Johnson	8,321	1,309,560
Laboratory Corp. of America Holdings (a)	318	64,729
Masimo Corp. (a)	146	39,183
McKesson Corp.	524	91,134
Merck & Co., Inc.	8,258	675,504
Mettler-Toledo International, Inc. (a)	68	77,498
Moderna, Inc. (a)	1,142	119,305
Molina Healthcare, Inc. (a)	155	32,965
Neurocrine Biosciences, Inc. (a)	254	24,346
PerkinElmer, Inc.	342	49,077
Pfizer, Inc.	18,142	667,807
PPD, Inc. (a)	565	19,334
Quest Diagnostics, Inc.	440	52,435
Regeneron Pharmaceuticals, Inc. (a)	219	105,801
ResMed, Inc.	438	93,101
Royalty Pharma PLC, Class A	271	13,564
Sarepta Therapeutics, Inc. (a)	214	36,485
Seagen, Inc. (a)	558	97,728
Stryker Corp.	1,123	275,180
Teladoc Health, Inc. (a) (b)	443	88,582
Teleflex, Inc.	134	55,150
The Cooper Cos., Inc.	170	61,764
Thermo Fisher Scientific, Inc.	1,266	589,677
UnitedHealth Group, Inc.	3,097	1,086,055
Varian Medical Systems, Inc. (a)	295	51,628
Veeva Systems, Inc., Class A (a)	335	91,205
Vertex Pharmaceuticals, Inc. (a)	697	164,729
Waters Corp. (a)	185	45,773
West Pharmaceutical Services, Inc.	226	64,028
Zimmer Biomet Holdings, Inc.	677	104,319
Zoetis, Inc.	1,551	256,691
		13,766,706
Industrials (8.2%):
3M Co.	1,883	329,130
AMETEK, Inc.	703	85,021
C.H. Robinson Worldwide, Inc.	425	39,895
Carrier Global Corp.	2,620	98,826
Caterpillar, Inc.	1,717	312,529

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Cintas Corp.	313	$110,633
Copart, Inc. (a)	746	94,929
CoStar Group, Inc. (a)	121	111,838
CSX Corp.	2,207	200,285
Cummins, Inc.	478	108,554
Deere & Co.	969	260,709
Delta Air Lines, Inc.	1,950	78,410
Dover Corp.	465	58,706
Dun & Bradstreet Holdings, Inc. (a) (b)	480	11,952
Eaton Corp. PLC	1,301	156,302
Emerson Electric Co.	1,890	151,899
Equifax, Inc.	351	67,687
Expeditors International of Washington, Inc.	547	52,025
Fastenal Co.	1,854	90,531
FedEx Corp.	785	203,802
Fortive Corp.	996	70,537
Fortune Brands Home & Security, Inc.	415	35,574
General Dynamics Corp.	818	121,735
General Electric Co.	27,688	299,030
HEICO Corp., Class A	223	26,104
Honeywell International, Inc.	2,242	476,873
IDEX Corp.	242	48,206
Illinois Tool Works, Inc.	924	188,385
Ingersoll Rand, Inc. (a)	1,033	47,063
J.B. Hunt Transport Services, Inc.	261	35,666
Jacobs Engineering Group, Inc.	419	45,654
Johnson Controls International PLC	3,016	140,515
Kansas City Southern	306	62,464
L3Harris Technologies, Inc.	686	129,668
Lennox International, Inc.	111	30,411
Lockheed Martin Corp.	904	320,902
Masco Corp.	854	46,910
Nordson Corp.	163	32,755
Norfolk Southern Corp.	812	192,939
Northrop Grumman Corp.	521	158,759
Old Dominion Freight Line, Inc.	347	67,727
Otis Worldwide Corp.	1,384	93,489
PACCAR, Inc.	1,119	96,547
Parker-Hannifin Corp.	416	113,323
Raytheon Technologies Corp.	4,905	350,757
Republic Services, Inc.	668	64,328
Rockwell Automation, Inc.	375	94,054
Rollins, Inc.	929	36,296
Roper Technologies, Inc.	321	138,380
Southwest Airlines Co.	1,805	84,131
Stanley Black & Decker, Inc.	484	86,423
Teledyne Technologies, Inc. (a)	103	40,374
The Boeing Co.	1,843	394,512
TransDigm Group, Inc. (a)	157	97,159
TransUnion	556	55,166

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Uber Technologies, Inc. (a)	5,272	$268,872
Union Pacific Corp.	2,130	443,509
United Airlines Holdings, Inc. (a)	905	39,141
United Parcel Service, Inc., Class B	2,195	369,638
United Rentals, Inc. (a)	235	54,499
Verisk Analytics, Inc.	531	110,230
W.W. Grainger, Inc.	168	68,601
Waste Management, Inc.	1,379	162,625
Westinghouse Air Brake Technologies Corp.	621	45,457
Xylem, Inc.	588	59,853
		8,568,904
IT Services (5.3%):
Akamai Technologies, Inc. (a)	526	55,225
Automatic Data Processing, Inc.	1,400	246,680
Black Knight, Inc. (a)	367	32,424
Booz Allen Hamilton Holdings Corp.	374	32,605
Broadridge Financial Solutions, Inc.	373	57,144
Cognizant Technology Solutions Corp., Class A	1,708	139,971
EPAM Systems, Inc. (a)	183	65,578
Fidelity National Information Services, Inc.	2,004	283,486
Fiserv, Inc. (a)	1,751	199,369
FleetCor Technologies, Inc. (a)	235	64,115
Gartner, Inc. (a)	291	46,615
Global Payments, Inc.	864	186,123
GoDaddy, Inc., Class A (a)	213	17,668
International Business Machines Corp.	2,847	358,380
Jack Henry & Associates, Inc.	241	39,040
Leidos Holdings, Inc.	460	48,355
Mastercard, Inc., Class A	2,923	1,043,336
MongoDB, Inc. (a)	6	2,154
Okta, Inc. (a)	119	30,257
Paychex, Inc.	1,025	95,510
PayPal Holdings, Inc. (a)	3,784	886,213
Square, Inc., Class A (a)	777	169,106
Twilio, Inc., Class A (a)	246	83,271
VeriSign, Inc. (a)	329	71,196
Visa, Inc., Class A	5,739	1,255,291
		5,509,112
Materials (1.7%):
Air Products & Chemicals, Inc.	714	195,079
Ball Corp.	989	92,156
Celanese Corp.	353	45,869
Corteva, Inc.	2,432	94,167
Dow, Inc.	2,243	124,487
DuPont de Nemours, Inc. (b)	2,370	168,531
Ecolab, Inc.	873	188,882
FMC Corp.	374	42,984
Freeport-McMoRan, Inc.	4,692	122,086
International Flavors & Fragrances, Inc. (b)	283	30,802

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
International Paper Co.	1,134	$56,382
Martin Marietta Materials, Inc.	203	57,646
Newmont Corp.	2,594	155,354
Nucor Corp.	882	46,914
PPG Industries, Inc.	771	111,194
RPM International, Inc.	353	32,045
Southern Copper Corp.	292	19,015
The Sherwin-Williams Co.	284	208,713
Vulcan Materials Co.	419	62,142
		1,854,448
Real Estate (2.6%):
Alexandria Real Estate Equities, Inc.	464	82,694
American Tower Corp.	1,450	325,467
AvalonBay Communities, Inc.	480	77,006
Boston Properties, Inc.	492	46,509
CBRE Group, Inc., Class A (a)	1,083	67,926
Crown Castle International Corp.	1,334	212,359
Digital Realty Trust, Inc.	963	134,348
Duke Realty Corp.	1,278	51,082
Equinix, Inc.	306	218,539
Equity LifeStyle Properties, Inc.	626	39,663
Equity Residential	1,202	71,255
Essex Property Trust, Inc.	224	53,182
Extra Space Storage, Inc.	444	51,442
Healthpeak Properties, Inc.	1,850	55,926
Invitation Homes, Inc.	1,926	57,202
Mid-America Apartment Communities, Inc.	393	49,789
Prologis, Inc.	2,540	253,136
Public Storage	541	124,933
Realty Income Corp.	1,134	70,501
SBA Communications Corp.	382	107,774
Simon Property Group, Inc.	1,051	89,629
Sun Communities, Inc.	370	56,222
Ventas, Inc.	1,287	63,114
VICI Properties, Inc.	1,844	47,022
W.P. Carey, Inc.	603	42,560
Welltower, Inc.	1,434	92,665
Weyerhaeuser Co.	2,205	73,934
		2,615,879
Semiconductors & Semiconductor Equipment (5.1%):
Advanced Micro Devices, Inc. (a)	3,926	360,053
Analog Devices, Inc.	1,206	178,162
Applied Materials, Inc.	2,824	243,711
Broadcom, Inc.	1,028	450,110
Intel Corp.	13,375	666,343
KLA Corp.	437	113,144
Lam Research Corp.	440	207,799
Marvell Technology Group Ltd.	1,681	79,915
Maxim Integrated Products, Inc.	781	69,236

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Microchip Technology, Inc.	805	$111,179
Micron Technology, Inc. (a)	3,633	273,129
Monolithic Power Systems, Inc.	143	52,371
NVIDIA Corp.	1,978	1,032,911
Qorvo, Inc. (a)	345	57,363
QUALCOMM, Inc.	3,691	562,287
Skyworks Solutions, Inc.	536	81,944
Teradyne, Inc.	536	64,261
Texas Instruments, Inc.	2,996	491,733
Xilinx, Inc.	792	112,282
		5,207,933
Software (9.4%):
Adobe, Inc. (a)	1,467	733,675
ANSYS, Inc. (a)	277	100,773
Autodesk, Inc. (a)	701	214,043
Cadence Design Systems, Inc. (a)	901	122,923
Ceridian HCM Holding, Inc. (a)	264	28,132
Citrix Systems, Inc.	385	50,089
Cloudflare, Inc., Class A (a)	126	9,575
Coupa Software, Inc. (a)	218	73,882
Crowdstrike Holdings, Inc., Class A (a)	68	14,404
Datadog, Inc., Class A (a)	83	8,171
DocuSign, Inc. (a)	585	130,046
Dynatrace, Inc. (a)	640	27,693
Fair Isaac Corp. (a)	91	46,505
Fortinet, Inc. (a)	468	69,512
HubSpot, Inc. (a)	132	52,330
Intuit, Inc.	785	298,182
Microsoft Corp.	23,897	5,315,170
NortonLifeLock, Inc.	1,667	34,640
Oracle Corp.	6,414	414,922
Paycom Software, Inc. (a)	157	71,003
PTC, Inc. (a)	333	39,830
RingCentral, Inc., Class A (a)	234	88,679
salesforce.com, Inc. (a)	2,861	636,657
ServiceNow, Inc. (a)	617	339,615
Slack Technologies, Inc., Class A (a)	930	39,283
Splunk, Inc. (a)	463	78,659
SS&C Technologies Holdings, Inc.	774	56,309
Synopsys, Inc. (a)	451	116,917
The Trade Desk, Inc., Class A (a)	98	78,498
Tyler Technologies, Inc. (a)	127	55,438
VMware, Inc., Class A (a) (b)	260	36,468
Workday, Inc., Class A (a)	318	76,196
Zendesk, Inc. (a)	349	49,949
Zoom Video Communications, Inc., Class A (a)	78	26,311
Zscaler, Inc. (a)	267	53,323
		9,587,802

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (7.4%):
Apple, Inc.	54,908	$7,285,742
Dell Technologies, Inc., Class C (a)	718	52,622
Hewlett Packard Enterprise Co.	3,935	46,630
HP, Inc.	4,436	109,081
NetApp, Inc.	537	35,571
Western Digital Corp.	972	53,839
		7,583,485
Utilities (2.6%):
Alliant Energy Corp.	807	41,585
Ameren Corp.	756	59,013
American Electric Power Co., Inc.	1,518	126,404
American Water Works Co., Inc.	592	90,854
Atmos Energy Corp.	376	35,882
Avangrid, Inc.	191	8,681
CenterPoint Energy, Inc.	1,572	34,018
CMS Energy Corp.	866	52,835
Consolidated Edison, Inc.	1,093	78,991
Dominion Energy, Inc.	2,663	200,258
DTE Energy Co.	519	63,012
Duke Energy Corp.	2,402	219,927
Edison International	1,222	76,766
Entergy Corp.	647	64,596
Evergy, Inc.	733	40,689
Eversource Energy	1,025	88,673
Exelon Corp.	3,184	134,428
FirstEnergy Corp.	1,771	54,210
NextEra Energy, Inc.	6,394	493,297
PG&E Corp. (a)	4,705	58,624
PPL Corp.	2,483	70,021
Public Service Enterprise Group, Inc.	1,634	95,262
Sempra Energy	842	107,279
The AES Corp.	2,011	47,259
The Southern Co.	3,447	211,749
WEC Energy Group, Inc.	943	86,784
Xcel Energy, Inc.	1,480	98,672
		2,739,769
Total Common Stocks (Cost $29,733,621)		102,458,667

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned ^(0.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	9,646	$9,646
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	331,383	331,383
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	4,814	4,814
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	38,382	38,382
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	172,575	172,575
Total Collateral for Securities Loaned (Cost $556,800)		556,800
Total Investments (Cost $30,290,421) — 99.5%		103,015,467
Other assets in excess of liabilities — 0.5%		556,001
NET ASSETS — 100.00%		$103,571,468

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	5	3/31/21	$922,695	$937,200	$14,505
	Total unrealized appreciation				$14,505
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$14,505

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory 500 Index VIP Series
ASSETS:
Investments, at value (Cost $30,290,421)	$103,015,467	(a)
Cash and cash equivalents	787,935
Deposit with brokers for futures contracts	218,962
Receivables:
Interest and dividends	70,520
Capital shares issued	126,036
Variation margin on open futures contracts	6,507
From Adviser	56,161
Prepaid expenses	1,437
Total Assets	104,283,025
LIABILITIES:
Payables:
Collateral received on loaned securities	556,800
Capital shares redeemed	83,685
Variation margin payable on open futures contracts	383
Accrued expenses and other payables:
Investment advisory fees	21,508
Administration fees	5,270
Custodian fees	887
Transfer agent fees	11,421
Compliance fees	71
Trustees' fees	3
Other accrued expenses	31,529
Total Liabilities	711,557
NET ASSETS:
Capital	19,176,071
Total accumulated earnings/(loss)	84,395,397
Net Assets	$103,571,468
Shares (unlimited shares authorized with a par value of $0.001 per share):	5,848,554
Net asset value:	$17.71

(a)  Includes $542,878 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory 500 Index VIP Series
Investment Income:
Dividends	$1,612,411
Interest	2,249
Securities lending (net of fees)	1,638
Total Income	1,616,298
Expenses:
Investment advisory fees	232,760
Administration fees	56,608
Sub-Administration fees	15,000
Custodian fees	5,300
Transfer agent fees	127,490
Trustees' fees	8,822
Compliance fees	813
Legal and audit fees	49,445
Other expenses	42,461
Total Expenses	538,699
Expenses waived/reimbursed by Adviser	(277,986)
Net Expenses	260,713
Net Investment Income (Loss)	1,355,585
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	13,201,736
Net realized gains (losses) from futures contracts	95,775
Net change in unrealized appreciation/depreciation on investment securities	2,338,386
Net change in unrealized appreciation/depreciation on futures contracts	1,745
Net realized/unrealized gains (losses) on investments	15,637,642
Change in net assets resulting from operations	$16,993,227

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory 500 Index VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,355,585	$1,856,067
Net realized gains (losses) from investments	13,297,511	24,376,343
Net change in unrealized appreciation/depreciation on investments	2,340,131	3,568,158
Change in net assets resulting from operations	16,993,227	29,800,568
Change in net assets resulting from distributions to shareholders	(24,831,812)	(12,905,780)
Change in net assets resulting from capital transactions	11,270,904	(23,187,353)
Change in net assets	3,432,319	(6,292,565)
Net Assets:
Beginning of period	100,139,149	106,431,714
End of period	$103,571,468	$100,139,149
Capital Transactions:
Proceeds from shares issued	$7,131,815	$4,642,884
Distributions reinvested	24,831,812	12,905,780
Cost of shares redeemed	(20,692,723)	(40,736,017)
Change in net assets resulting from capital transactions	$11,270,904	$(23,187,353)
Share Transactions:
Issued	377,915	240,425
Reinvested	1,400,173	663,420
Redeemed	(1,104,892)	(2,019,404)
Change in Shares	673,196	(1,115,559)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory S&P 500 Index VIP Series
Year Ended 12/31/20	$19.35	0.28	3.53	3.81	(0.32)	(5.13)	(5.45)
Year Ended 12/31/19	$16.92	0.34	4.88	5.22	(0.37)	(2.42)	(2.79)
Year Ended 12/31/18	$19.06	0.32	(1.21)	(0.89)	(0.02)	(1.23)	(1.25)
Year Ended 12/31/17	$15.98	0.30	3.15	3.45	(0.33)	(0.04)	(0.37)
Year Ended 12/31/16	$14.84	0.28	1.46	1.74	(0.32)	(0.28)	(0.60)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8).

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return(b)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory S&P 500 Index VIP Series
Year Ended 12/31/20	—		$17.71	20.13%		0.28%	1.46%	0.58%	$103,571	13%
Year Ended 12/31/19	—		$19.35	31.04%		0.28%	1.71%	0.52%	$100,139	3%
Year Ended 12/31/18	—		$16.92	(4.65)%		0.28%	1.65%	0.38%	$106,432	3%
Year Ended 12/31/17	—		$19.06	21.60%		0.28%	1.70%	0.41%	$129,081	3%
Year Ended 12/31/16	—	(c)	$15.98	11.75	%(d)	0.28%	1.84%	0.37%	$120,157	4%

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series) (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Effective February 28, 2020, the Fund changed its name from Victory S&P 500 Index VIP Series and changed its benchmark index from the S&P 500® Index.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$102,458,667	$—	$—	$102,458,667
Collateral for Securities Loaned	556,800	—	—	556,800
Total	$103,015,467	$—	$—	$103,015,467
Other Financial Investments^:
Assets:
Futures	$14,505	$—	$—	$14,505
Total	$14,505	$—	$—	$14,505

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as "initial margin," of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Subsequent payments, known as "variation margin," are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

For the year ended December 31, 2020, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received	Net Amount
Futures Contracts - Goldman Sachs & Co.	$6,507	$—	$6,507	$(383)	$—	$6,124
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented on the Statement of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Pledged**	Net Amount
Futures Contracts - Goldman Sachs & Co.	$383	$—	$383	$(383)	$—	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by the Fund is disclosed on the Statement of Assets and Liabilities.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$14,505

*  Includes cumulative appreciation (depreciation) of futures contracts on the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$95,775	$1,745

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	> 90 Days	Net Amount
$542,878	$542,878	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed on the Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$11,985,164	$24,600,077

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.25% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 0.28%.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
$126,360	$260,434	$277,986	$664,780

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Passive Investment Risk/Index Risk — The Fund is designed to track an index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the index. The Fund does not, therefore, seek returns in excess of the index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the index.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$3	$(3)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,003,390	$22,828,422	$24,831,812	$1,891,446	$11,014,334	$12,905,780

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,521,593	$12,703,983	$14,225,576	$70,169,821	$84,395,397

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,845,646	$73,000,845	$(2,831,024)	$70,169,821

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	100.0	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory 500 Index VIP Series (formerly, Victory S&P 500 Index VIP Series) (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/20-12/31/20
$1,000.00	$1,233.20	$1,023.73	$1.57	$1.42	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2020, the Fund designated short-term and long-term capital gain distributions in the amount of $141,361 and $22,828,422, respectively.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year,

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index, noting that the Fund's investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Fund is net of expenses, while the performance of the benchmark index reflects gross returns and as a result, the Fund generally will underperform its benchmark index due to fees and expenses. The Board considered the Fund's tracking error as a factor in evaluating performance.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/20)

December 31, 2020

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	8
Investment Objective & Portfolio Holdings (Unaudited)	9
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)
Trustees' and Officers' Information	32
Proxy Voting and Portfolio Holdings Information	35
Expense Example	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The year 2020 was intense, to say the least. The incredible pace at which the pandemic spread, and the subsequent widespread lockdowns caused a steep and rapid sell-off in global markets in the first quarter. This was followed by massive monetary and fiscal stimulus measures from central banks across the globe to help prop up economies, translating to a global equity market recovery. The fourth quarter brought news of therapeutics and an effective vaccine for the disease caused by a novel coronavirus ("COVID-19"), causing a strong cyclical rally as investors began to invest for a post-pandemic world. For the year ended December 31, 2020, emerging markets equities returned 18.31%, supported for much of the year by strength in Chinese equities and a weakening U.S. dollar.

In the first quarter, emerging markets declined 23.60% as global markets tumbled on recession fears triggered by the COVID-19 pandemic. Adding fuel to the fire was an oil price war following a breakdown in the OPEC+ alliance. In the second half of the quarter, as COVID-19 shifted from East Asia to the rest of the world, we witnessed an unprecedented collapse in economic activity resulting from countries' attempts to slow the spread of the virus. In response, central banks took action, implementing monetary and fiscal stimulus measures. In the first quarter, the U.S. dollar advanced 2.8% and oil collapsed, down 65.6%. China led all countries, declining 10.2% as it witnessed a gradual restoration of economic activity in the first quarter. After the dramatic sell off of the first quarter, emerging markets equities rose 18.1% in the second quarter. This was driven by the swift and novel actions of central banks in the first quarter, and a flattening of COVID-19 cases globally. Asia was particularly strong in the second quarter where COVID-19 cases appeared to be contained, while concerns remained in certain Latin American, European, Middle Eastern, and African countries around rising COVID-19 cases. As the lockdowns continued to ease, economies showed encouraging signs for a recovery with several countries reporting positive high-frequency data. Further monetary stimulus measures from central banks across the globe also added to the recovery.

Emerging markets equities continued to recover in the third quarter following the dramatic sell-down in the first quarter from the shocks related to the pandemic. Emerging markets advanced 9.6% for the three-month period ended September 30, 2020, with the bulk of that performance coming in July, when the benchmark advanced 8.9%. Monetary and fiscal stimulus measures, as well as a weakening U.S. dollar, pushed emerging markets equities higher during the quarter. Commodities also rallied on continued optimism for a global growth recovery. However, the rally stalled late in the third quarter as rising COVID-19 cases in Europe, rising political uncertainty in the United States, and concerns over the ability/willingness for further stimulus from central banks across the globe called into question the pace and sustainability of the economic recovery. The fourth quarter brought news of effective vaccines and therapeutics, which led to a risk on rally as investors started looking forward to a post-pandemic world. This helped to propel emerging market equities, which advanced 19.7%. A weaker U.S. dollar also contributed to the gains as the U.S. Dollar Index closed below 90. As part of this post-pandemic view, we witnessed a strong cyclical rally, with value equities outperforming growth and small-cap equities (which tend to be more economically sensitive/tied to their local economies) outperforming large-cap equities.

5

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Managers' Commentary (continued)

How did Victory Sophus Emerging Markets VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 16.17% for the year ended December 31, 2020, underperforming the MSCI Emerging Markets Index, which returned 18.31% during the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

By sectors, the largest contributor to relative performance was Industrials, led by stock selection in Asia. The largest detractor from relative performance was stock selection in Consumer Discretionary. By country, the largest contributor was stock selection in China. The largest detractor was stock selection in Brazil.

The economic shutdowns in 2020 due to the pandemic led to the worst recession since the Great Depression. As a result, central banks across the globe pumped liquidity into the markets, and financial markets proved rather resilient. Emerging markets equities achieved strong returns, outperforming developed markets with a strong second half of the year. With the development and rollout of a COVID-19 vaccine and therapeutics, the world is turning the page toward recovery. Looking forward to 2021, we are optimistic on the asset class. A Joe Biden presidency potentially reduces the risk premia that have weighed on emerging markets equities for some time. The potential for easing trade restrictions and more normalized sovereign relations, could go a long way to help in that regard. Emerging markets, excluding parts of Asia, have a strong value tilt, and a more reflationary backdrop could drive value for much of 2021. Small-cap equities, particularly, are more levered to the cyclical rally as economies recover. The continuation of the weakening of the U.S. dollar and favorable monetary policy through much of the emerging markets and globally, should also provide meaningful tailwinds to the asset class.

We anticipate a resurgence in global growth in 2021. We believe the Chinese economy will continue to build on its recovery, and we expect the globe to benefit from China's strong growth outlook. In its October World Economic Order report, the International Monetary Fund projected 2021 emerging markets growth to be 6.0%, led by an 8.2% growth projection for China and an 8.8% growth rate for India. Longer term, ongoing urbanization and the growth of the middle class (and hence, consumption) should lead to higher emerging markets spending power that is expected to propel U.S. gross domestic product (GDP) growth well ahead of developed economies for the foreseeable future. The buildout of infrastructure across emerging markets, both physical and in technology, should also enhance the growth trajectory.

6

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Managers' Commentary (continued)

After the uncharacteristic easing of emerging markets policy rates in the immediate aftermath of the pandemic, the firming of goods price inflation and financial stability concerns forced central banks of several emerging markets to slow or halt their rate-cutting cycles. Given the consensus view that emerging markets inflation will soften into early 2021 and developed markets growth will slow, central banks of emerging markets may be under pressure to deliver further easing.

After the strong fourth quarter rally emerging markets valuations appear somewhat stretched, but not when compared to developed markets, particularly versus the United States. Further, the decrease in the emerging markets risk premia potential as a result of the new Biden administration could help to narrow the discount gap between emerging markets and developed markets. We believe that with the reasonably wide growth outlook and interest rate differentials, along with the easing of the U.S. dollar into 2021, we see a strong backdrop for emerging markets equities.

7

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2020

	Class I
INCEPTION DATE	10/17/94
	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	16.17%	18.31%
Five Year	13.06%	12.81%
Ten Year	3.01%	3.63%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sale charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Sophus Emerging Markets VIP Series seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (98.5%)
Brazil (7.6%):
Communication Services (0.7%):
TIM SA	112,827	$319,761
Consumer Discretionary (1.4%):
Afya Ltd., Class A (a)	9,445	238,958
Lojas Americanas SA, Preference Shares	37,100	187,807
Petrobras Distribuidora SA	43,500	185,651
		612,416
Energy (1.5%):
Petroleo Brasileiro SA, ADR	58,618	658,280
Financials (1.6%):
Banco Bradesco SA, ADR	67,483	354,961
Banco do Brasil SA	49,800	374,409
		729,370
Industrials (0.9%):
Randon SA Implementos e Participacoes, Preference Shares	77,800	242,063
SIMPAR SA	25,700	175,967
		418,030
Materials (1.1%):
Vale SA	30,200	508,343
Utilities (0.4%):
Neoenergia SA	52,300	178,563
		3,424,763
Chile (0.0%): (b)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	39
China (34.7%):
Communication Services (7.2%):
Baidu, Inc., ADR (a)	1,411	305,115
Tencent Holdings Ltd.	40,630	2,923,577
		3,228,692
Consumer Discretionary (12.4%):
Alibaba Group Holding Ltd., ADR (a)	11,152	2,595,405
China East Education Holdings Ltd. (c)	88,000	211,783
China Yongda Automobiles Services Holdings Ltd.	137,000	227,186
Hisense Home Appliances Group Co. Ltd., Class A	110,200	242,925
JD.com, Inc., ADR (a)	5,487	482,307
Jiumaojiu International Holdings Ltd. (a) (c)	75,000	228,540
Meituan, Class B (a)	24,300	914,766
Minth Group Ltd.	34,000	179,889
Tongcheng-Elong Holdings Ltd. (a)	138,400	268,247
Topsports International Holdings Ltd. (c)	145,000	217,154
		5,568,202

See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Consumer Staples (0.8%):
China Feihe Ltd. (c)	156,000	$366,054
Energy (0.6%):
China Oilfield Services Ltd., Class H	338,000	286,511
Financials (3.7%):
China Merchants Bank Co. Ltd., Class H	105,500	667,419
CSC Financial Co. Ltd., Class H (c)	245,500	326,634
Ping An Insurance Group Co. of China Ltd.	55,000	669,351
		1,663,404
Health Care (1.2%):
Wuxi Biologics Cayman, Inc. (a) (c)	40,500	537,102
Industrials (2.9%):
COSCO SHIPPING Holdings Co. Ltd., Class H (a) (d)	272,000	326,108
Hangcha Group Co. Ltd., Class A	58,500	188,147
Sany Heavy Industry Co. Ltd., Class A	63,600	340,897
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	386,200	463,426
		1,318,578
Information Technology (3.8%):
Chinasoft International Ltd. (d)	224,000	250,354
GDS Holdings Ltd., ADR (a) (d)	2,193	205,352
Kingdee International Software Group Co. Ltd.	56,000	228,631
Shengyi Technology Co. Ltd., Class A	57,200	246,823
Weimob, Inc. (a) (c)	130,000	234,359
Xinyi Solar Holdings Ltd.	204,000	534,948
		1,700,467
Materials (0.8%):
China Hongqiao Group Ltd.	408,500	374,529
Real Estate (0.6%):
China SCE Group Holdings Ltd.	98,029	40,448
Shimao Services Holdings Ltd. (a) (c)	133,250	205,577
		246,025
Utilities (0.7%):
China Longyuan Power Group Corp. Ltd., Class H	324,000	325,793
		15,615,357
Colombia (0.7%):
Financials (0.7%):
Bancolombia SA, ADR	8,120	326,262
Greece (1.3%):
Financials (0.8%):
National Bank of Greece SA (a)	135,958	372,166
Industrials (0.5%):
Mytilineos SA	13,899	201,740
		573,906

See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Hong Kong (3.0%):
Consumer Discretionary (0.9%):
Geely Automobile Holdings Ltd.	115,000	$393,785
Energy (0.6%):
Kunlun Energy Co. Ltd.	330,000	286,015
Information Technology (0.9%):
Lenovo Group Ltd. (d)	420,000	397,077
Real Estate (0.6%):
Shimao Group Holdings Ltd.	79,000	251,647
		1,328,524
India (8.1%):
Energy (0.6%):
Petronet LNG Ltd.	80,498	272,989
Financials (3.9%):
Bandhan Bank Ltd. (a) (c)	61,417	339,007
Cholamandalam Investment and Finance Co. Ltd.	47,162	250,521
HDFC Bank Ltd., ADR (a)	4,045	292,292
Housing Development Finance Corp. Ltd.	18,560	650,312
Multi Commodity Exchange of India Ltd.	8,586	203,500
		1,735,632
Health Care (0.6%):
Dr. Reddy's Laboratories Ltd.	3,895	277,333
Information Technology (1.6%):
Infosys Technologies Ltd., ADR	42,272	716,510
Materials (1.4%):
Asian Paints Ltd.	4,870	184,480
Hindalco Industries Ltd.	137,316	453,679
		638,159
		3,640,623
Indonesia (1.4%):
Consumer Discretionary (0.5%):
PT Astra International Tbk	566,900	243,839
Financials (0.9%):
PT Bank Negara Indonesia Persero Tbk	873,700	384,996
		628,835
Isle of Man (0.0%): (b)
Real Estate (0.0%):
NEPI Rockcastle PLC	1	6
Korea, Republic Of (16.1%):
Communication Services (0.8%):
NAVER Corp.	1,369	369,074

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Consumer Discretionary (3.0%):
Hankook Tire & Technology Co. Ltd.	8,314	$302,078
Kia Motors Corp.	10,731	618,342
LG Electronics, Inc.	3,436	427,896
		1,348,316
Consumer Staples (0.9%):
Cosmax, Inc. (a)	2,254	206,866
Orion Corp.	1,639	187,195
		394,061
Financials (1.8%):
DB Insurance Co. Ltd.	5,101	205,593
Hana Financial Group, Inc.	9,059	288,568
Samsung Securities Co. Ltd.	8,239	307,420
		801,581
Health Care (0.4%):
Hugel, Inc. (a)	986	170,599
Industrials (1.4%):
CJ Logistics Corp. (a)	931	142,023
Hanwha Aerospace Co. Ltd. (a)	9,204	241,905
LG Corp.	3,346	270,023
		653,951
Information Technology (7.3%):
LG Innotek Co. Ltd.	1,899	319,898
Samsung Electronics Co. Ltd.	29,507	2,203,654
Samsung Electronics Co. Ltd., Preference Shares	2,740	185,890
SK Hynix, Inc.	5,252	573,721
		3,283,163
Materials (0.5%):
LG Chem Ltd.	327	248,679
		7,269,424
Luxembourg (0.5%):
Materials (0.5%):
Ternium SA, ADR (a)	8,262	240,259
Mexico (1.5%):
Industrials (1.0%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	13,120	162,951
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (a)	5,580	288,374
		451,325
Real Estate (0.5%):
Corp Inmobiliaria Vesta SAB de CV	105,134	204,991
		656,316
Philippines (0.6%):
Financials (0.6%):
BDO Unibank, Inc.	125,330	279,063

See notes to financial statements.

13

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Poland (0.6%):
Financials (0.6%):
Bank Polska Kasa Opieki SA (a)	15,066	$247,877
Russian Federation (2.5%):
Consumer Discretionary (0.7%):
Detsky Mir PJSC (c)	156,920	288,963
Energy (0.7%):
Rosneft Oil Co. PJSC, GDR	55,093	310,650
Financials (1.1%):
Sberbank of Russia PJSC, ADR	35,371	511,402
		1,111,015
Saudi Arabia (0.5%):
Industrials (0.5%):
Saudi Industrial Services Co.	27,020	233,643
Singapore (0.7%):
Communication Services (0.7%):
Sea Ltd., ADR (a)	1,633	325,049
South Africa (2.5%):
Communication Services (0.6%):
MTN Group	65,844	271,889
Consumer Discretionary (0.6%):
Mr. Price Group Ltd.	23,558	273,532
Financials (0.5%):
Absa Group Ltd.	29,715	243,048
Materials (0.8%):
Impala Platinum Holdings Ltd.	25,151	346,358
		1,134,827
Taiwan (12.0%):
Consumer Discretionary (0.9%):
Makalot Industrial Co. Ltd.	37,000	252,707
Topkey Corp.	29,000	161,434
		414,141
Financials (1.7%):
Chailease Holding Co. Ltd.	62,485	374,019
Yuanta Financial Holding Co. Ltd.	516,040	378,059
		752,078
Industrials (0.3%):
Sunonwealth Electric Machine Industry Co. Ltd.	75,000	144,117

See notes to financial statements.

14

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Information Technology (9.1%):
Globalwafers Co. Ltd.	18,000	$454,729
MediaTek, Inc.	21,000	560,033
Nanya Technology Corp.	153,000	474,362
Taiwan Semiconductor Manufacturing Co. Ltd.	126,259	2,388,586
Zhen Ding Technology Holding Ltd.	58,000	236,031
		4,113,741
		5,424,077
Thailand (1.5%):
Consumer Staples (0.5%):
Carabao Group PCL	58,000	221,869
Financials (0.6%):
The Siam Commercial Bank PCL	98,700	288,075
Real Estate (0.4%):
AP Thailand PCL	740,700	178,939
		688,883
Turkey (0.5%):
Utilities (0.5%):
Enerjisa Enerji A/S (c)	128,332	216,348
United Kingdom (1.6%):
Materials (1.6%):
Anglo American PLC	10,592	349,719
Antofagasta PLC	18,239	357,781
		707,500
United States (0.6%):
Industrials (0.6%):
Bizlink Holding, Inc.	30,000	260,828
Total Common Stocks (Cost $29,627,261)		44,333,424
Collateral for Securities Loaned^ (2.0%)
United States (2.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (e)	15,770	15,770
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (e)	541,799	541,799
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (e)	7,870	7,870
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (e)	62,754	62,754
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (e)	282,154	282,154
Total Collateral for Securities Loaned (Cost $910,347)		910,347
Total Investments (Cost $30,537,608) — 100.5%		45,243,771
Liabilities in excess of other assets — (0.5)%		(224,245)
NET ASSETS — 100.00%		$45,019,526

See notes to financial statements.

15

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $3,171,521 and amounted to 7.0% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2020
	Victory Sophus Emerging Markets VIP Series
ASSETS:
Investments, at value (Cost $30,537,608)	$45,243,771	(a)
Foreign currency, at value (Cost $1,138)	1,191
Cash and cash equivalents	296,822
Receivables:
Interest and dividends	145,519
Capital shares issued	17,618
Investments sold	459,707
Reclaims	567
From Adviser	6,854
Prepaid expenses	601
Total Assets	46,172,650
LIABILITIES:
Payables:
Collateral received on loaned securities	910,347
Investments purchased	150,121
Capital shares redeemed	6,190
Accrued foreign capital gains taxes	3,499
Accrued expenses and other payables:
Investment advisory fees	37,112
Administration fees	2,288
Custodian fees	11,779
Transfer agent fees	59
Compliance fees	30
Trustees' fees	1
Other accrued expenses	31,698
Total Liabilities	1,153,124
NET ASSETS:
Capital	29,399,350
Total accumulated earnings/(loss)	15,620,176
Net Assets	$45,019,526
Shares (unlimited shares authorized with a par value of $0.001 per share):	2,534,284
Net asset value:	$17.76

(a)  Includes $868,759 of securities on loan.

See notes to financial statements.

17

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2020
Victory Sophus Emerging Markets VIP Series
Investment Income:
Dividends	$807,492
Interest	762
Securities lending (net of fees)	2,400
Foreign tax withholding	(90,628)
Total Income	720,026
Expenses:
Investment advisory fees	391,965
Administration fees	23,817
Sub-Administration fees	14,167
Custodian fees	69,678
Transfer agent fees	338
Trustees' fees	4,548
Compliance fees	343
Legal and audit fees	32,466
Other expenses	42,534
Total Expenses	579,856
Expenses waived/reimbursed by Adviser	(50,693)
Net Expenses	529,163
Net Investment Income (Loss)	190,863
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	948,411
Foreign taxes on realized gains	(8,941)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	4,735,899
Net change in accrued foreign taxes on unrealized gains	9,714
Net realized/unrealized gains (losses) on investments	5,685,083
Change in net assets resulting from operations	$5,875,946
.

See notes to financial statements.

18

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$190,863	$832,981
Net realized gains (losses) from investments	939,470	354,949
Net change in unrealized appreciation/depreciation on investments	4,745,613	7,846,336
Change in net assets resulting from operations	5,875,946	9,034,266
Change in net assets resulting from distributions to shareholders	(1,152,495)	(2,706,474)
Change in net assets resulting from capital transactions	(4,274,877)	(4,141,635)
Change in net assets	448,574	2,186,157
Net Assets:
Beginning of period	44,570,952	42,384,795
End of period	$45,019,526	$44,570,952
Capital Transactions:
Proceeds from shares issued	$1,478,925	$1,667,106
Distributions reinvested	1,152,495	2,706,474
Cost of shares redeemed	(6,906,297)	(8,515,215)
Change in net assets resulting from capital transactions	$(4,274,877)	$(4,141,635)
Share Transactions:
Issued	105,344	111,672
Reinvested	66,922	174,181
Redeemed	(471,386)	(571,160)
Change in Shares	(299,120)	(285,307)

See notes to financial statements.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Sophus Emerging Markets VIP Series
Year Ended 12/31/20	$15.73	0.07	2.42	2.49	(0.32)	(0.14)	(0.46)
Year Ended 12/31/19	$13.59	0.29	2.85	3.14	(0.16)	(0.84)	(1.00)
Year Ended 12/31/18	$18.79	0.20	(3.79)	(3.59)	(0.14)	(1.47)	(1.61)
Year Ended 12/31/17	$13.26	0.17	5.51	5.68	(0.15)	—	(0.15)
Year Ended 12/31/16	$11.99	0.12	1.14	1.26	(0.12)	—	(0.12)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.95% for the period shown. (See Note 8)

See notes to financial statements.

20

Victory Variable Insurance Funds	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian (See Note 8)	Net Asset Value, End of Period	Total Return(b)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
Victory Sophus Emerging Markets VIP Series
Year Ended 12/31/20	—	$17.76	16.02%		1.35%	0.49%	1.48%	$45,020	96%
Year Ended 12/31/19	—	$15.73	23.28%		1.35%	1.93%	1.40%	$44,571	91%
Year Ended 12/31/18	—	$13.59	(18.97)%		1.34%	1.12%	1.34%	$42,385	105%
Year Ended 12/31/17	—	$18.79	42.88%		1.33%	1.03%	1.33%	$62,550	99%
Year Ended 12/31/16	0.13	$13.26	11.57	%(c)	1.34%	0.98%	1.35%	$48,634	102%

See notes to financial statements.

21

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of eight funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of the Trust, offers a single class of shares: Class I Shares. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The accompanying financial statements are those of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Common Stocks	$7,602,642	$36,730,782	$—	$44,333,424
Collateral for Securities Loaned	910,347	—	—	910,347
Total	$8,512,989	$36,730,782	$—	$45,243,771

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$868,759	$868,759	$—	$—	$—	$—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statement of Assets and Liabilities.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$37,036,491	$42,405,451

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statement of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under the Administration, Servicing and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limit (excluding voluntary waivers) is 1.35%.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statement of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

Expires December 31, 2022	Expires December 31, 2023	Total
$22,632	$50,693	$73,325

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Fund did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund during the period, if applicable, is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize the Facility during the year ended December 31, 2020.

7. Federal Tax Information:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distributions reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2020			Year Ended December 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$793,136	$359,359	$1,152,495	$457,783	$2,248,691	$2,706,474

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$354,923	$683,990	$1,038,913	$14,581,263	$15,620,176

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,639,897	$15,323,844	$(719,970)	$14,603,874

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2020

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund. Shareholders of record may hold Fund shares for the benefit of their customers.

Shareholder	Percent
GIAC*	99.5	%*

*  The Guardian Insurance & Annuity Company, Inc. ("GIAC") is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The amount represents indirect interests of variable annuity contract holders or variable life policyholders.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2020, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2021

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees eight portfolios in the Trust, 42 portfolios in Victory Portfolios and 27 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	February 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's web site at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/2020	Actual Ending Account Value 12/31/2020	Hypothetical Ending Account Value 12/31/2020	Actual Expenses Paid During Period 7/1/20-12/31/20*	Hypothetical Expenses Paid During Period 7/1/20-12/31/20*	Annualized Expense Ratio During Period 7/1/19-12/31/20
$1,000.00	$1,310.10	$1,018.35	$7.84	$6.85	1.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

Additional Federal Income Tax Information

For the year ended December 31, 2020, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

For the year ended December 31, 2020, the Fund designated long-term capital gain distributions in the amount of $359,359.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2020, were $0.33 and $0.04, respectively.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of the Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if the Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and five-year periods, underperformed the benchmark index for the three- and ten-year periods, and underperformed the peer group median for all of the periods reviewed, with the exception of the five-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

38

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2020

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/20)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Experts.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2020	2019
Audit Fees(1)	$111,500	$123,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	37,000	37,000
All Other Fees(4)	0	0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by the Funds’ independent registered public accounting firm for audit compliance, audit advice and audit planning.
(2)	Represents the fee for assurance and related services by the Funds’ independent registered public accounting firm reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.
(3)	Represents the aggregate tax fee billed for professional services rendered by the Fund’s independent registered public accounting firm for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.
(4)	For fiscal years ended December 31, 2020 and December 31, 2019, there were no fees billed for professional services rendered by the Funds’ independent registered public accounting firm to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2020 and 2019 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C)

(f) Not applicable.

(g)

2020	$	---
2019	$	---

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 26, 2021

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 26, 2021